UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

POWER SOLUTIONS INTERNATIONAL, INC.

Payment of Filing Fee (Check the appropriate box): Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Power Solutions International, Inc.

201 Mittel Drive

Wood Dale, Illinois 60191

May 31, 2022

Dear Fellow Stockholders:

On behalf of the Board of Directors and management, we cordially invite you to attend the 2022 Annual Meeting of Stockholders of Power Solutions International, Inc. (the “Company”) on Thursday, July 14, 2022, at 8:00 a.m. (Central Daylight Time) (the “Annual Meeting”). To support the health and well-being of our employees, Board of Directors, stockholders and other meeting participants, and to facilitate broad stockholder attendance and provide a consistent experience to all stockholders, regardless of location, the Annual Meeting will once again be virtual. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/PSIX2022 and entering your control number. You will not be able to attend the Annual Meeting in person.

The proxy statement relates to 2021 performance and compensation, which were affected by the coronavirus (“COVID-19”) pandemic, supply chain challenges, inflationary cost pressures, and significantly higher legal costs due to the Company’s obligation to indemnify certain former officers and employees, among other factors. The Board of Directors and management continues to execute against the Company’s business objectives and has implemented certain actions to position the Company for improved financial results in the future. Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder of record, you will be asked to vote on four proposals.

Whether or not you plan to virtually attend the Annual Meeting, your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly. We encourage you to vote your shares prior to the Annual Meeting.

On behalf of the Board of Directors and the management team, thank you for your continued support and interest in Power Solutions International, Inc.

Sincerely,

/s/ Fabrizio Mozzi
Fabrizio Mozzi Chairman of the Board of Directors

Power Solutions International, Inc.

201 Mittel Drive

Wood Dale, Illinois 60191

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 14, 2022

To the Stockholders of Power Solutions International, Inc.:

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Power Solutions International, Inc., a Delaware corporation (the “Company”) will be held on Thursday, July 14, 2022, at 8:00 a.m. (Central Daylight Time). To support the health and well-being of our employees, Board of Directors, stockholders and other meeting participants, and to facilitate broad stockholder attendance and provide a consistent experience to all stockholders, regardless of location, the Annual Meeting will once again be virtual. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/PSIX2022 and entering your control number.

The Annual Meeting will be held for the following purposes:

1.	To elect the seven directors as set forth herein to serve until the 2023 annual meeting of stockholders or until their respective successors are elected or appointed;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as set forth herein;

4.	To approve the amendment and restatement of the Power Solutions International, Inc. 2012 Incentive Compensation Plan (the “Prior Plan”), to, among other things, extend the expiration date; and

5.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the proxy statement (the “proxy statement”) accompanying this notice.

The Board of Directors has fixed the close of business on May 16, 2022, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.

The Company is pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules that allow issuers to furnish proxy materials to stockholders via the Internet. On or about May 31, 2022, the Company will mail to its stockholders a notice containing instructions on how to access the proxy materials and vote on the matters described above. In addition, the notice will include instructions on how you can request a paper copy of the proxy materials.

Regardless of the number of shares you own and whether you plan to virtually attend the Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card and returning it, or (iv) by attending the Annual Meeting over the Internet, as described in the materials accompanying this notice. If you submit your proxy and then decide to virtually attend the Annual Meeting to vote your shares electronically, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

The Company encourages you to receive all proxy materials in the future electronically to help it save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Fabrizio Mozzi
Fabrizio Mozzi Chairman of the Board of Directors
May 31, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 14, 2022

This Notice of Annual Meeting, Proxy Statement and the Company’s 2021 Annual Report on Form 10-K are available at www.proxyvote.com. You will need your assigned control number to vote your shares.

Your control number can be found on your proxy card.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL 1 ELECTION OF DIRECTORS	7
DIRECTORS	7
EXECUTIVE OFFICERS	11
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
Director Independence and Controlled Company Exemption	13
Board Leadership Structure	13
Role of the Board in Risk Oversight	13
Meetings of the Board of Directors	14
Committees of the Board	14
Audit Committee	14
Compensation Committee	15
Executive Committee	16
Nominating Committee	16
Director Nominations	17
Stockholder Communications with the Board	18
Code of Business Conduct and Ethics	18
Delinquent Section 16(a) Reports	18
Director Compensation	19
EXECUTIVE COMPENSATION	20
Executive Team Transition	20
Summary Compensation Table	21
Employment Agreements with Named Executive Officers	22
Long-Term Incentive Plan	23
Outstanding Equity Awards at 2021 Year-End	24
Potential Payments Upon Termination or Change in Control	24
Hedging and Pledging Policy	24
Clawback Policy	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
PROPOSAL 3 ADVISORY VOTE TO APPROVE THE COMPENSATION OF PSI’S NAMED EXECUTIVE OFFICERS AS SET FORTH HEREIN	29
PROPOSAL 4 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE POWER SOLUTIONS INTERNATIONAL, INC. 2012 INCENTIVE COMPENSATION PLAN, TO, AMONG OTHER THINGS, EXTEND THE EXPIRATION DATE	30
Key Aspects of the Amended Plan	30
Description of the Amended Plan	31
New Plan Benefits	38
Equity Compensation Plan Information Table	39
AUDIT-RELATED MATTERS	40
Independent Registered Public Accounting Firm Fees	40
Pre-Approval Policy and Procedures	40
Report of the Audit Committee	40
RELATED PERSON POLICY AND TRANSACTIONS	41
Related Person Transactions Policy and Procedures	41
Related Person Transactions	41
OTHER MATTERS	43
Householding of Proxy Materials	43
Electronic Access to Proxy Statement and Annual Report	43
APPENDIX A: AMENDED AND RESTATED POWER SOLUTIONS INTERNATIONAL, INC. 2012 INCENTIVE COMPENSATION PLAN	A-1

i

Power Solutions International, Inc.

201 Mittel Drive

Wood Dale, Illinois 60191

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 14, 2022

This proxy statement and enclosed proxy card are being furnished to stockholders of record as of the close of business on May 16, 2022 in connection with the solicitation by the Board of Directors (the “Board”) of Power Solutions International, Inc., a Delaware corporation (“PSI” or the “Company”), of proxies for use in voting at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, July 14, 2022, at 8:00 a.m. (Central Daylight Time). To support the health and well-being of our employees, Board, stockholders and other meeting participants, and to facilitate broad stockholder attendance and provide a consistent experience to all stockholders, regardless of location, the Annual Meeting will once again be virtual. Stockholders may attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/PSIX2022, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. You are receiving the proxy materials because the Board is seeking your permission (or proxy) to vote your shares at the Annual Meeting on your behalf. This proxy statement presents information that is intended to help you in reaching a decision on voting your shares of the Company’s common stock, par value $0.001 (the “Common Stock”).

QUESTIONS AND ANSWERS ABOUT

THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The Company has sent you these proxy materials because its Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to virtually attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.

How do I attend the Annual Meeting?

The Annual Meeting will be held virtually, on Thursday, July 14, 2022, at 8:00 a.m. (Central Daylight Time). To participate in the Annual Meeting visit www.virtualshareholdermeeting.com/PSIX2022 using your desktop or mobile device and enter the control number included on your proxy card. Information on how to vote virtually at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 16, 2022, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. As of May 16, 2022, there were 22,926,875 shares of Common Stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at 201 Mittel Drive, Wood Dale, Illinois 60191. The list of stockholders will also be available electronically at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on May 16, 2022, your shares were registered directly in your name with PSI’s transfer agent, EQ Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, the Company urges you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted. You are encouraged to vote your shares prior to the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on May 16, 2022, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. If you want to vote at the Annual Meeting, follow the instructions on the voting instruction form provided by your bank, brokerage firm, or dealer. If you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares in certain cases. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

What am I voting on?

There are four matters scheduled for a vote at the Annual Meeting:

1.	To elect seven directors as set forth herein to serve until the 2023 annual meeting of stockholders or until their respective successors are elected or appointed;

2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as set forth herein;

4.	To approve the amendment and restatement of the Prior Plan (the “Amended Plan”), to, among other things, extend the expiration date; and

5.	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.

What are the recommendations of our Board?

Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The recommendation of the Board is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	FOR the election of the nominated slate of directors as set forth herein (see Proposal 1);

•	FOR the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (see Proposal 2);

•	FOR the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth herein (see Proposal 3); and

•	FOR the approval, of the Amended Plan to, among other things, extend the expiration date (see Proposal 4).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How do I vote?

For Proposal 1, you may vote “For” or “Against,” or abstain from voting for all the nominees to the Board. For Proposal 2, Proposal 3 and Proposal 4, you may vote “For” or “Against” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote through the virtual meeting platform at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. To vote at the Annual Meeting, stockholders of record will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form to log in to the virtual meeting platform at http://www.virtualshareholdermeeting.com/PSIX2022. Voting electronically online during the Annual Meeting will replace any previous votes. Whether or not you plan to attend the meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote virtually even if you have already voted by proxy.

The procedures for voting are as follows:

•	To vote virtually, log-in to the Annual Meeting and cast your vote through the virtual meeting platform.

•

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to the Company before the Annual Meeting, the Company will vote your shares as you direct.

•

To vote by proxy over the telephone or the Internet, follow the instructions on the proxy card or voting instruction form you received. If voting by telephone or Internet prior to the Annual Meeting, your vote must be received by 11:59 p.m. Eastern Time on July 13, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by your broker or bank. To vote virtually at the Annual Meeting, follow the instructions on the voting instruction form provided by your bank or brokerage firm. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you owned at the close of business on May 16, 2022, the record date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or through the virtual meeting platform at the Annual Meeting, your shares will not be voted, nor will your shares count toward the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.

See below under “What are broker non-votes?” for more information. At the Annual Meeting, only Proposal 2 is considered to be a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1, Proposal 3 and Proposal 4, but may vote your shares on Proposal 2.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to these proxy materials, the Company’s directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may send a timely written notice that you are revoking your proxy to the Company’s Interim Chief Financial Officer at 201 Mittel Drive, Wood Dale, Illinois 60191.

•

You may attend the Annual Meeting and vote virtually. Simply attending the meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for changing your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 31, 2023 to the Company’s Interim Chief Financial Officer at 201 Mittel Drive, Wood Dale, Illinois 60191. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

If you wish to submit a proposal to be acted on at next year’s annual meeting but not included in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by the Company’s Second Amended and Restated Bylaws (the “Bylaws”) no later than the close of business on April 14, 2023 to the Company’s Interim Chief Financial Officer at 201 Mittel Drive, Wood Dale, Illinois 60191. If next year’s annual meeting is called for a date that is before June 14, 2023 or after August 13, 2023, written notice of such proposal or nomination must be provided to the Company’s Interim Chief Financial Officer at 201 Mittel Drive, Wood Dale, Illinois 60191, no later than the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than PSI nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days before the first anniversary of the preceding year’s annual meeting.

You are also advised to review the Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for Proposal 1, Proposal 2, Proposal 3, and Proposal 4, votes “For,” “Against,” abstentions, and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of the proposals. Abstentions will not be counted towards the vote total for Proposal 1, and thus, will have no effect on the outcome of such proposal. For Proposal 2, Proposal 3, and Proposal 4, abstentions will have the same effect as a vote “Against” such proposals.

What are “broker non-votes”?

Your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Proposal 1, Proposal 3 and Proposal 4 will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Because banks, brokers and nominees are permitted to vote uninstructed shares on Proposal 2, broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1. You should instruct your broker to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?

•

For Proposal 1, the election of directors, the seven nominees for director receiving a majority of the votes cast (from the holders of shares present or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” and “Against” will affect the outcome.

•

To be approved, Proposal 2, the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive “For” votes from a majority of the holders of the shares present or represented by proxy and entitled to vote. Abstentions will have the same effect as a vote “Against” for this proposal. There will be no broker non-votes with respect to this proposal, as it is a routine item.

•

To be approved, Proposal 3, the approval, on a non-binding advisory vote on compensation of the Company’s named executive officers, must receive “For” votes from a majority of the holders of the shares present or represented by proxy and entitled to vote. Abstentions will have the same effect as a vote “Against” and broker non-votes will have no effect on the outcome of this proposal. Although the advisory vote to approve the compensation of the Company’s named executive officers is non-binding, the Board will review the result of the vote and will take it into account in making a determination of the named executive officer compensation in the future.

•

To be approved, Proposal 4, the approval, of the Amended Plan to, among other things, extend the expiration date, must receive “For” votes from a majority of the holders of the shares present or represented by proxy and entitled to vote. Abstentions will have the same effect as a vote “Against” and broker non-votes will have no effect on the outcome of this proposal.

What is the quorum requirement?

Holders of a majority of voting power of the Company’s issued and outstanding shares entitled to vote at the Annual Meeting, present virtually or represented by proxy, constitute a quorum. In the absence of a quorum, the holders of a majority of the voting power of stock entitled to vote thereat, present, virtually or represented by proxy, will have the power to adjourn the Annual Meeting to another date, time or place (if any). Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that the Company expects to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to the Company in time to file a Form 8-K within four business days after the meeting, the Company intends to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to the Company, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) are available on www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the seven individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2023 or until their successors, if any, are elected or appointed. The Company’s Certificate of Incorporation and Bylaws provide for the annual election of directors. Each director must receive the affirmative vote of a majority of the votes cast to be elected (i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee). Unless contrary instructions are given, the shares represented by your proxy will be voted “FOR” the election of all director nominees. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.

The following table and biographical summaries set forth, with respect to each nominee for director, his or her committee membership, his or her age, the year in which he or she first became a director of the Company, and whether or not Weichai America Corp., a wholly owned subsidiary of Weichai Power Co., Ltd. (herein collectively referred to as “Weichai”) designated such director to serve on the Board pursuant to the Investor Rights Agreement, entered into by the Company and Weichai (as discussed in the “Related Person Transactions” section in this proxy statement):

Name	Position	Committee	Age	Director Since	Weichai Designee
Fabrizio Mozzi	Chairman of the Board	Nominating; Executive (Chair)	42	2021	Yes
Shaojun Sun, Ph.D.	Vice Chairman of the Board	Compensation; Nominating (Chair)	56	2017	Yes
Sidong Shao	Director	Executive	41	2020	Yes
Hong He	Director	Audit; Compensation	53	2019	No
Kenneth W. Landini	Director	Audit	65	2001	No
Frank P. Simpkins	Director	Audit (Chair); Nominating	59	2017	No
Lei Lei	Director	Compensation (Chair); Executive	39	2021	Yes

Below are the biographies for our director nominees, including information concerning their specific experiences, qualifications, attributes and skills that led the Board to conclude that the nominee should serve on the Board:

DIRECTORS

Fabrizio Mozzi	Age: 42	Chairman of the Board
PSI Committees:
• Nominating
• Executive Committee (Chair)

Biography: Mr. Mozzi has served as the Company’s Chairman of the Board since December 7, 2021. In addition, he is a member of the Nominating and Governance Committee (the “Nominating Committee”) and Chair of the Executive Committee.

Mr. Mozzi has served since 2016, as President and Managing Director of Moteurs Baudouin (“Baudouin”), a Weichai Power Co., Ltd. (“Weichai Power”) company, and the European hub for production, servicing and sales of diesel and gas engines for marine, industrial and power generation applications. As president and managing director, Mr. Mozzi has been instrumental in successfully reorganizing and redefining Baudouin’s strategies to support both growth and improved profitability. From 2006 until 2016, Mr. Mozzi held various positions at Cummins Inc., a publicly traded company on the NYSE that designs, manufactures, distributes and services a broad portfolio of power solutions, most recently serving as the Director, Power Generation Business – International Commercial & Industrial from 2014 until 2016. Prior to this, Mr. Mozzi served in sales, account management, and marketing roles at various organizations.

Mr. Mozzi graduated with honors in economics and business management from Luiss Guido Carli in Italy in 2003 and earned an MBA from Indiana University’s Kelley School of Business in 2010. Mr. Mozzi serves on the Board as a Weichai designee.

Mr. Mozzi brings to the Board extensive and effective leadership experience demonstrated through his executive and management roles at leading engine manufacturers.

Shaojun Sun, Ph.D.	Age: 56	Vice Chairman of the Board
PSI Committees:
• Compensation
• Nominating (Chair)

Biography: Dr. Sun has served as the Company’s Vice Chairman of the Board since December 7, 2021 and previously served as Chairman of the Board from April 1, 2017 to December 7, 2021. In addition, he serves as Chair of the Nominating Committee and as a member of the Compensation Committee.

Dr. Sun is currently a Director of Weichai Group Holdings Limited (the “Weichai Group”), a multi-field and multi-industry international group which owns six business segments of powertrain, intelligent logistics, automotive, construction machinery, luxury yacht, and finance & after-services (“Weichai Group”). Dr. Sun has been an Executive Director since December 2002 and was an Executive President from October 2007 to November 2021 of Weichai Power, a publicly traded company on the Hong Kong and the Shenzhen Stock Exchange and leading global designer and manufacturer of diesel engines, as well as Chairman of Shandong Weichai Import and Export Co., Ltd., a wholesale distributor of industrial machinery and equipment. Dr. Sun is also Vice President of Shandong Heavy Industry Group Co., Ltd., a heavy machinery and automotive manufacturing company. On January 1, 2019, Dr. Sun was appointed a Director of Ballard Power Systems Inc., a publicly-traded company on the NASDAQ Stock Market (“NASDAQ”) and Toronto Stock Exchanges that builds fuel cell products. Dr. Sun joined Weifang Diesel Engine Factory in 1988 and held various supervisory positions as a Chief Engineer of Weifang Diesel Engine Factory, and Director of Torch Automobile Group Co., Ltd.

Dr. Sun holds a Master’s degree from Beihang University and a Doctorate degree in Engineering from Tianjin University. Dr. Sun serves on the Board as a Weichai designee.

Dr. Sun brings to the Board extensive managerial experience and leadership gained through his executive roles at leading engine manufacturers.

Sidong Shao	Age: 41	PSI Committees:
• Executive Committee

Biography: Mr. Shao has served as a Director of the Company since 2020. In addition, Mr. Shao is a member of the Executive Committee.

Mr. Shao is the President and Chairman of the Board of Directors of Weichai America Corp. (“Weichai America”), which focuses on researching, developing and manufacturing a full line of off-road natural gas engines and engine components. Weichai America is a wholly owned subsidiary of Weichai Power Co., Ltd., a publicly traded company on the Hong Kong Stock Exchange and the Shenzhen Stock Exchange. From May 2012 to April 2018,

Mr. Shao was President of Weichai Westport Inc., a joint venture between Weichai Power and Westport Fuel Systems Inc., a publicly traded company on the NASDAQ and Toronto Stock Exchanges, that manufactures and sells alternative-fuel engines for automobiles, heavy-duty trucks, power generation and shipping applications.

He has a Bachelor’s degree in Industrial Energy and Power Engineering from Shandong University. Mr. Shao also holds a Master’s degree in Power Engineering from Tianjin University and a Masters of Business Administration degree from Missouri State University. Mr. Shao serves on the Board as a Weichai designee.

Mr. Shao brings to the Board in-depth executive leadership experience in manufacturing engines.

Kenneth W. Landini	Age: 65	PSI Committees:
• Audit

Biography: Mr. Landini has served as a Director of the Company since 2001 and assisted in the development and growth of the business of the Company since 1985. Mr. Landini is a member of the Audit Committee. From August 7, 2017 to January 19, 2021, Mr. Landini was the Chair of the Compensation Committee. He also served as a member of the Nominating Committee from April 2017 to January 19, 2021.

Mr. Landini previously served as the Vice President of Finance for the Company’s subsidiary, Power Great Lakes, Inc., from December 1985 to March 1988 and assisted the Company in establishing distributor relationships and expanding the territories into which the Company provides its power systems. Mr. Landini is a Partner and Co-founder of Landini, Reed & Dawson, P.C., a certified public accounting and consulting firm in southeastern Michigan, which was established in 1988.

He holds a Bachelor of Arts degree from Albion College and is a licensed Certified Public Accountant in the state of Michigan. Mr. Landini qualifies as an “Audit Committee Financial Expert” under applicable SEC regulations and has substantial audit experience gained from his tenure as a partner at a certified public accounting and consulting firm.

Mr. Landini brings to the Board an in-depth knowledge and understanding of the Company’s business and operations, having served as Vice President of Finance for one of the Company’s subsidiaries.

Frank P. Simpkins	Age: 59	PSI Committees:
• Audit (Chair)
• Nominating

Biography: Mr. Simpkins has served as a Director of the Company since July 13, 2017. Since January 19, 2021, he has been the Chair of the Audit Committee. Mr. Simpkins is also a member of the Nominating Committee.

Mr. Simpkins has over 25 years of executive management and financial experience. From June 2016 to December 2016, he served as Chief Financial Officer of Emerson Network Power, part of Emerson Electric Co., a publicly-traded company on the New York Stock Exchange (the “NYSE”). From 2006 to 2015, Mr. Simpkins served as Vice President and Chief Financial Officer of Kennametal Inc., a publicly-traded company on the NYSE and a global leader in the design and manufacture of engineered components, advanced materials and cutting tools. Prior to that role, Mr. Simpkins held various positions within Kennametal since 1995. Prior to Kennametal, he worked as a Manager for PricewaterhouseCoopers from 1986 to 1995.

Mr. Simpkins serves on the Board of Trustees at Seton Hill University, Greensburg and previously served on the Board of Trustees of Pennsylvania State University, New Kensington.

He holds a Bachelor of Science degree in Accounting from Pennsylvania State University. Mr. Simpkins qualifies as an “Audit Committee Financial Expert” under applicable SEC regulations and has substantial public-company reporting experience gained from his roles as Chief Financial Officer during his career.

Mr. Simpkins brings to the Board significant management experience, as well as his experience as a Chief Financial Officer.

Hong He	Age: 53	PSI Committees:
• Audit
• Compensation

Biography: Mr. He has served as a Director of the Company since November 14, 2019. Mr. He is a member of the Audit and Compensation Committees. Mr. He currently serves as Director, Financial Planning & Analysis for CytomX Therapeutics (“CytomX”), a NASDAQ-listed biotechnology company, since February 2021, and previously served as a Consultant to CytomX beginning in February 2020. Previously, Mr. He served as Director of Finance and Reporting for Blackthorn Therapeutics, a clinical-stage biotechnology company, from June 2019 to December 2019. Prior to that, Mr. He served as the Head of Finance at GenapSys, Inc. from 2018 until May 2019. From 2014 until 2018, Mr. He was the finance director of SciClone Pharmaceuticals, Inc., a NASDAQ-listed specialty pharmaceutical company with main operations in China. From January to June 2014, Mr. He served as Vice President of Finance and the Controller of Augmedix, Inc., a privately held technology-enabled medical documentation company. From October 2011 to December 2013, Mr. He was employed as Vice President of Finance at Baidu Leho.com, a private company backed by Baidu, a NASDAQ- listed company. From 2015 to 2020, Mr. He served as Director and Audit Committee Chairman of Fuling Global, Inc., a disposable serviceware and kitchenware manufacturer.

Mr. He earned his Bachelors of Science degree in Accounting from Beijing University of Technology in July 1992 and his Masters of Business Administration degree from University of Chicago Booth School of Business in December 2006. Mr. He is a U.S. certified management accountant and a China certified public accountant. Mr. He qualifies as an “Audit Committee Financial Expert” under applicable SEC regulations and has substantial public company reporting experience gained from his roles as a financial officer and controller of public companies during his career.

Mr. He brings to the Board substantial financial and managerial experience gained through leadership roles at public companies.

Lei Lei	Age: 39	PSI Committees:
• Compensation (Chair)
• Executive

Biography: Ms. Lei has served as a Director of the Company since December 7, 2021. In addition, Ms. Lei has served as Chair of the Compensation Committee and a member of the Executive Committee.

Ms. Lei has served since August 2021, as Overseas Finance Department, Director of Weichai Group. Prior to that, from 2016 until 2021, Ms. Lei was employed by KPMG Advisory (China) Limited, Beijing Branch, a professional services firm providing audit, tax and advisory services and served in the deal transaction department as an associate director. Prior to this, from 2010 until 2016, Ms. Lei was employed by PwC Beijing, a professional services firm providing assurance, advisory and tax services and served as an assurance manager. Previously, Ms. Lei served in accounting related roles at other organizations.

Ms. Lei earned a Bachelor’s degree in economics at Southwest University, China in 2004. Ms. Lei is currently a candidate to earn a Master’s degree in civil and commercial law at China University of Political Science and Law.

Ms. Lei brings to the Board extensive accounting experience as well as management experience through her roles at professional services firms and engine manufacturers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Company’s executive officers as of May 16, 2022.

Name	Age	Executive Officer Since	Present Position with the Company
Lance Arnett	51	2021	Chief Executive Officer
Matthew Thomas	36	2022	Interim Chief Financial Officer
C. (Dino) Xykis	63	2021	Chief Technical Officer

The narrative descriptions below set forth the employment and position with the Company, principal occupation and education for each of the three current executive officers.

Lance Arnett was appointed as the Company’s Chief Executive Officer effective February 15, 2021.

Mr. Arnett previously served as the Company’s Chief Commercial Officer since November 18, 2019. Prior to joining the Company, from January 2009 to November 2019, he worked at Cummins Inc., a publicly traded company on the NYSE that designs, manufactures, distributes and services a broad portfolio of power solutions. During his tenure, he served in various capacities for Cummins Central Region in Minnesota, most recently serving as Director and Chief of Staff of their North American OEM Performance Cell. In this capacity, he oversaw direct strategy for their North American business including sales, engineering, assembly and upfit, pricing, marketing, and customer support. His previous roles at Cummins Central Region include serving as Interim President, Vice President of OEM business, Vice President of OEM and Customer Care and Executive Director of Operational Effectiveness. Prior thereto, from 2006 to 2009, he worked as Business Development Manager for PreVisor, Inc. and, from 2001 to 2006, he served as Director, Franchise Sales and Development at Mighty Distributing System of America (Mighty Auto Parts). Earlier in his career, he served in management and sales roles within the staffing industry.

Mr. Arnett received a Bachelor’s degree in Economics from The Ohio State University and a Master’s in Business Administration from the University of St. Thomas.

Matthew Thomas was appointed as the Interim Chief Financial Officer on April 8, 2022. Mr. Thomas possesses over 12 years of experience in the areas of accounting and finance and served as PSI’s corporate controller from May 2021 to April 2022 with responsibilities for leading the accounting, internal/external reporting, and treasury areas. Mr. Thomas originally joined the Company as director of accounting in March 2018 and served in this capacity until June 2019. From June 2019 until May 2021, he served as the Company’s assistant controller. Prior to joining PSI, from November 2014 through March 2018, he served as senior manager, accounting at Akorn Inc., which was a publicly traded specialty pharmaceuticals company. Prior to that role, from July 2009 to November 2014, he was an audit supervisor with accounting firm Miller Cooper & Co., Ltd.

Mr. Thomas holds a Bachelor of Science degree in Accountancy from Northern Illinois University and is a registered CPA.

C. (Dino) Xykis was appointed as the Chief Technical Officer on March 15, 2021. Mr. Xykis is responsible for the oversight of the Company’s advanced product development, engineering design and analysis, on-highway engineering, applied engineering, emissions and certification, Waterford, Michigan engineering operations, program management and product strategic planning. Since joining the Company in 2010 and until his appointment as Chief Technical Officer in March 2021, Mr. Xykis served as Vice President of Engineering for the Company. He has more than 30 years of professional experience in multi-disciplined engineering areas including senior management and executive positions at various companies including Cummins Inc., an NYSE-listed company, and Generac Power Systems, an NYSE-listed company. Mr. Xykis also served as Adjunct

Professor of Mechanical Engineering and Mechanics at the Milwaukee School of Engineering and previously served on the audit and compensation committees of the Board of Directors of Image Sensing Systems, a publicly traded company on NASDAQ, from 1996 to 2001. Mr. Xykis has also served on the advisory board of CEGE, College of Science and Engineering, University of Minnesota for the past eight years.

Mr. Xykis holds a Bachelor’s degree in Structural Engineering, a Master’s degree in Vibration/Dynamics, and a PhD. in Structural/Applied Mechanics from the University of Minnesota, Minneapolis.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence and Controlled Company Exemption

While the Company’s Common Stock is currently traded on the OTCPink market, which requires the Company to establish and maintain fundamental corporate governance standards, the Company has elected to adopt more exacting governance standards that are substantially similar to the NASDAQ listing governance standards. The Board has determined that the Company is a “controlled company,” as defined in Rule 5615(c)(1) of the NASDAQ Marketplace Rules. The Board has based this determination on the fact that Weichai currently owns a majority of the Company’s Common Stock. Under the NASDAQ rules, a company where more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain NASDAQ corporate governance requirements, including:

•	a majority of the Board consists of independent directors;

•	PSI’s Nominating Committee be composed entirely of independent directors; and

•	PSI’s Compensation Committee be composed entirely of independent directors.

The Company is not currently relying on the controlled company exemption for the above requirements but may in the future.

Unless the Company avails itself of the “controlled company” status as discussed above, pursuant to NASDAQ listing standards, a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. In addition to the NASDAQ independence requirements, the Company also applies the independence guidelines set forth in its Corporate Governance Guidelines, which are available on the Company’s website at www.psiengines.com in the “Investors” section, under “Governance” which are substantially similar to the NASDAQ’s director independence requirements and “controlled company” exemptions. Consistent with this requirement, based on the review and recommendation of the Company’s Nominating Committee, the Board reviewed all relevant identified transactions or relationships between each of the Company’s directors, or any of their family members, and PSI, the Company’s senior management and the Company’s independent registered public accounting firm, and has affirmatively determined that each of Dr. Sun, Messrs. He, Landini, Mozzi, Simpkins and Ms. Lei and each former director, Messrs. Li and Wu meets the standards of independence under the applicable NASDAQ listing standards. In making this determination, the Board found Dr. Sun, Ms. Lei and Messrs. He, Landini, Mozzi and Simpkins and former directors, Messrs. Wu and Li to be free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company. The Board also found that Mr. Shao is not independent due to his position as an executive officer of an affiliate of the Company. The Board also has determined that each member of its Audit Committee is independent under NASDAQ Rule 5605(a)(2).

Board Leadership Structure

The Board is led by an independent Chairman, Mr. Mozzi. The Company believes that such leadership structure is appropriate in light of the differences between the roles of Chairman and Chief Executive Officer. The Chief Executive Officer is responsible for setting the strategic direction of the Company and for day-to-day leadership and performance. The Chairman has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. The Board recognizes that other leadership structures could be appropriate depending on the circumstances and, therefore, regularly re-evaluates this structure.

Role of the Board in Risk Oversight

The Board and its committees have an advisory role in risk oversight for the Company. Company management maintains primary responsibility for the risk management of the Company, however, the Audit Committee and the Board review a risk assessment of the Company on a regular basis. While it is not possible to identify and mitigate all potential risks, the Board relies on the representations of management and the external audit of the financial statements to provide comfort on the Company’s ability to manage its risks. Management’s discussion of current risk factors is set forth in the Company’s Annual Report.

Meetings of the Board of Directors

PSI’s business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of PSI’s business through discussions with PSI’s Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to the Company’s offices and by participating in meetings of the Board and its committees.

The Board held a total of twelve meetings in 2021. The standing committees of the Board are the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating Committee. During 2021, the Audit Committee held seven meetings, the Compensation Committee held four meetings, and the Nominating Committee held two meetings. The Executive Committee was not established until March of 2022. The charter for each of the standing Board committees is posted on the Company’s website at www.psiengines.com under “Investors” and then “Governance”. All directors attended 75% or more of the combined total number of meetings of the Board and the Board committees on which they served during 2021.

Five of seven members of the Board attended the annual meeting of stockholders on July 15, 2021.

The following table provides membership for each of the Board committees as of May 16, 2022:

Name	Audit		Compensation		Executive		Nominating and Corporate Governance
Fabrizio Mozzi, Chairman of the Board					X	*	X
Shaojun Sun, Ph.D.			X				X	*
Sidong Shao					X
Kenneth W. Landini	X
Lei Lei			X	*	X
Frank P. Simpkins	X	*					X
Hong He	X		X

*	Committee Chair

Committees of the Board

Below is a description of each committee of the Board.

Audit Committee

The Company has a separately designated Audit Committee. Each member of the Audit Committee is financially literate and the Board has determined that each of Mr. Simpkins, the chair of the Audit Committee, and Messrs. He and Landini each qualify as an “audit committee financial expert” as defined in applicable SEC rules because he, as applicable, meets the requirement for past employment experience in finance or accounting, and requisite professional certification in accounting or comparable experience. The Board has determined that each of Messrs. Simpkins, He and Landini meets the independence requirements for audit committee members under the NASDAQ rules and therefore, the Audit Committee is composed entirely of independent directors. The responsibilities of the Audit Committee include:

•	reviewing and discussing with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements;

•

discussing analyses prepared by management or the independent registered public accounting firm concerning significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	annually reviewing and approving the Audit Committee report required by SEC rules to be included in the Company’s annual proxy statement;

•	discussing and reviewing with management, on a quarterly basis, major financial risk exposure and risk management policies;

•	monitoring the independence of the independent registered public accounting firm;

•

meeting with the independent registered public accounting firm (without the presence of management) quarterly to discuss any audit problems or difficulties and management’s responses to such efforts to resolve the problems;

•	reviewing and approving all related party transactions and resolve conflicts of interest questions;

•	appointing, replacing, or terminating the independent registered public accounting firm;

•	assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	pre-approving all audit services and permitted non-audit services to be performed by PSI’s independent registered public accounting firm, including the fees and terms of the services to be performed;

•

reviewing with management and the independent registered public accounting firm the report of the independent auditor on PSI’s financial statements and the report of management on PSI’s internal control over financial reporting;

•

reviewing the independent registered public accounting firm report describing its internal quality-control procedures and any known deficiencies, as well as any issues disclosed in its most recent part 1 of the Public Company Accounting Oversight Board’s (“PCAOB”) inspection report of the firm;

•	reviewing with the independent registered public accounting firm and management the audit plan including the scope of the audit and the general audit approach;

•	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

•	establishing procedures for hiring employees and former employees of the independent registered public accounting firm;

•	establishing and overseeing the internal audit function;

•	reviewing earnings releases;

•	conducting an evaluation of the committee’s performance and report its results to the Board;

•

reviewing and discussing disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer during the certification process for the Company’s annual reports and quarterly reports regarding the effectiveness of disclosure controls and procedures and significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting; and

•	reviewing and discussing with management the Company’s compliance with financial covenants in its credit facility, as well as any material debt instruments issued by any of the Company’s subsidiaries.

Compensation Committee

The Compensation Committee is responsible for overseeing matters relating to compensation of PSI’s Chief Executive Officer and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The Board has determined that each of Ms. Lei, Dr. Sun and Mr. He meets the independence requirements for compensation committee members under the NASDAQ rules and therefore, the Compensation Committee is composed entirely of independent directors. The responsibilities of the Company’s Compensation Committee include:

•

reviewing and approving corporate goals and objectives relevant to the compensation of PSI’s Chief Executive Officer and in consultation with the Chief Executive Officer, the Company’s other executive officers;

•

in connection with reviewing the performance of the Chief Executive Officer and the Company’s other executive officers in light of established goals and objectives, the Committee shall report its conclusions and any recommendations to the Board;

•	reviewing and making recommendations to the Board regarding all compensation of PSI’s Chief Executive Officer and all other executive officers;

•	reviewing and making recommendations to the Board regarding all employment, severance and change-in-control agreements for the Chief Executive Officer and all other executive officers;

•	approving grants of options and other equity awards to the Company’s Chief Executive Officer and all other executive officers, directors and all other eligible individuals;

•

reviewing and making recommendations to the Board regarding the Company’s equity-based compensation plans and administering and determining all awards granted under such equity-based compensation plans;

•	making recommendations to the Board regarding director compensation;

•	selecting, retaining, paying and terminating compensation consultants to assist with the execution of its duties;

•	conducting an evaluation of the committee’s performance and report its results to the Board; and

•

if applicable, reviewing and discussing the Compensation Discussion & Analysis section in the Company’s annual report or annual meeting proxy statement with the Company’s executive officers and recommend whether it should be included in such proxy statement or annual report.

Executive Committee

In March 2022, the Board established an additional Board committee, the Executive Committee. The purpose of the Executive Committee is to exercise the powers and authority of the Board to direct the business and affairs of the Company in intervals between meetings of the Board. The responsibilities of the Company’s Executive Committee include:

•	providing oversight for the business operation and critical projects of the Company;

•	delegating to the officers and employees of the Company its authority to direct the usual and ordinary business affairs of the Company;

•	annually reviewing and reassessing the adequacy of the Executive Committee’s Charter and recommending any proposed changes to the Board for approval; and

•	undertaking any additional activities within the scope of its functions and the Board may from time to time determine or as may otherwise be required by applicable law or regulation.

Nominating Committee

The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The Nominating Committee is composed entirely of independent directors. The responsibilities of the Company’s Nominating Committee include:

•	determining qualifications, qualities, skills and other expertise required to be a director and developing criteria to be considered in selecting nominees for independent directors;

•	identifying and recommending to the Board individuals qualified to serve as directors of the Company (as a result of vacancies);

•

evaluating the re-nomination and continuing service of incumbent directors, as impacted by factors including retirement, changes in principal employment or primary occupation, conflicts of interest and attendance;

•	overseeing succession planning of executive management;

•	periodically review and make recommendations to the Board regarding the size, function, structure and operation of the Board;

•	recommend to the Board the appointment of the members and chair of each committee;

•	oversee the evaluation of the Board and other committees and evaluate performance of the committee annually;

•	developing and recommending to the Board for approval standards for determining whether a director has a material relationship with the Company;

•

reviewing any director resignation letter tendered in accordance with the Company’s director resignation policy and evaluating and recommending to the Board whether such resignation should be accepted;

•

reviewing requests from directors or executive management in advance of accepting an invitation to serve on the Board of another public company, serve on the audit committees of more than three public companies or engage in significant commitments involving affiliation with other businesses or governmental units;

•	reviewing and reporting to the Board with regard to matters of corporate responsibility and sustainability performance; and

•	reviewing and recommending any changes to the Company’s corporate governance policies and practices and overseeing compliance with the requirements therein.

Director Nominations

The Board has delegated to the Nominating Committee the responsibility of identifying, screening and recommending candidates to the Board. The Nominating Committee considers, without limitation, a potential candidate’s independence, skills, qualifications, qualities and other expertise required to be a director (the “Director Criteria”). Although the Nominating Committee does not have a formal policy regarding diversity in making its recommendations, in considering the Director Criteria, the Nominating Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its diversity when assessing the composition of the Board. These qualifications may vary from year to year depending on the needs of the Company at the time.

The Director Criteria should not be construed as minimum qualifications for director selection nor is it expected that potential candidates will possess all of the Director Criteria identified. Rather, they represent the range of complementary talents, backgrounds and experiences that the Nominating Committee believes would contribute to the effective functioning of the Board.

The Company’s Corporate Governance Guidelines and Nominating Committee charter provide guidelines with respect to the consideration of director candidates. Under these guidelines, the Nominating Committee is responsible for, subject to approval by the Board, establishing and periodically reviewing the Director Criteria and selection of new directors, including independence standards. The Nominating Committee also may recommend to the Board changes to the portfolio of Director Criteria required for the effective functioning of the Board, considering PSI’s strategy and the regulatory, geographic and market environments.

The Nominating Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the Company’s Chief Executive Officer at 201 Mittel Drive, Wood Dale, Illinois 60191, and otherwise follow the Company’s nominating process described in the Company’s Bylaws. The Nominating Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated. The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

Stockholder Communications with the Board

Stockholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to the Company’s Chief Executive Officer at 201 Mittel Drive, Wood Dale, Illinois 60191. Each communication must set forth:

•	the name and address of the stockholder on whose behalf the communication is sent; and

•	the number of the Company’s shares of Common Stock that are owned beneficially by such stockholder as of the date of the communication.

Each communication will be reviewed by the Company’s Chief Executive Officer to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Communications determined by PSI’s Chief Executive Officer to be appropriate for presentation to the Board or such director will be submitted to the Chairman of the Board, the Board or such director on a periodic basis.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics that applies to all of PSI’s employees, officers and directors, including those officers responsible for financial reporting. The code of ethics is available on the Company’s website at www.psiengines.com under “Investors” and then “Governance.”

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish PSI with copies of all Section 16(a) forms they file.

To the Company’s knowledge, including PSI’s review of the copies of such reports furnished to the Company and written representations that no other reports were required during 2021, all Section 16(a) filing requirements were satisfied on a timely basis, except the following reports for Gary Winemaster: one Form 4 filed in January 2021 (reporting one transaction), one Form 4 filed in May 2021 (reporting one transaction), one Form 4 filed in June 2021 (reporting two transactions), one Form 4 filed in July 2021 (reporting three transactions), one Form 4 filed in August 2021 (reporting one transaction), one Form 4 filed in September 2021 (reporting two late transactions), one Form 4 filed in October 2021 (reporting two transactions), one Form 4 filed in November 2021 (reporting three transactions) and one Form 4 filed in December 2021 (reporting three late transactions); for Lance Arnett: one Form 4 filed in March 2022 (reporting one transaction); for C. (Dino) Xykis: one Form 4 filed in March 2021 (reporting one transaction); for Hong He: one Form 4 filed in July 2021 (reporting one transaction) and one Form 4 filed in February 2022 (reporting one transaction); for Frank Simpkins: one Form 4 filed in July 2021 (reporting one transaction) and one Form 4 filed in February 2022 (reporting one transaction);

for Fabrizio Mozzi: one Form 4 filed in January 2022 (reporting one transaction) and one Form 3 filed in January 2022; for Lei Lei: one Form 3 filed in January 2022; for Kenneth Landini: one Form 4 filed in July 2021 (reporting one transaction) and one Form 4 filed in February 2022 (reporting one transaction); and for Guogang Wu: one Form 3 filed in July 2021, one Form 4 filed in July 2021 (reporting one transaction) and one Form 4 filed in February 2022 (reporting one transaction). No reasons were given for Mr. Winemaster’s late filings. Each late filing for Messrs. Arnett, Xykis, He, Simpkins, Landini, Mozzi, Wu and Ms. Lei were due to an internal administrative error by the Company.

Director Compensation

For 2021, PSI directors received the following compensation for their services as members of the Board:

•	A cash retainer of $50,000 per year.

•	An additional cash retainer of $25,000 per year to the Chairman of the Board and the Chair of the Audit Committee.

•	5,000 shares of restricted stock per year.

•	Meeting fees of $1,000 per day for each Board and Board committee meeting.

The Company also reimburses directors for necessary and reasonable travel and other related expenses incurred in connection with the performance of their official duties of attendance at each meeting of the Board or any Board committee.

The table below summarizes the compensation paid to each director for their service on the Board for the year ended December 31, 2021, as well as stock granted related to Board service for the year ended December 31, 2020 that was not granted until 2021:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Fabrizio Mozzi(3)	$6,040	$9,130	$15,170
Shaojun Sun	90,917	—	90,917
Frank P. Simpkins	96,000	34,650	130,650
Kenneth W. Landini	69,000	34,650	103,650
Hong He	72,000	29,900	101,900
Sidong Shao	62,000	—	62,000
Lei Lei(3)	5,360	—	5,360
Guogang Wu(4)	60,774	14,960	75,734
Xinghao Li(4)	58,774	—	58,774

(1)

Director fees were not remitted to certain foreign directors in 2021, except for Dr. Sun, Guogang Wu and Sidong Shao, who were each paid their earned fees in 2021. These non-resident directors are in the process of applying to the Internal Revenue Service to obtain individual U.S. taxpayer identification numbers.

(2)

Reflects the aggregate grant date fair value of restricted stock granted to (i) Messrs. Simpkins, Landini, He, and Wu on June 18, 2021, which vested on July 10, 2021, and related to their 2020 Board service, and (ii) Messrs. Simpkins, Landini, He, Wu and Mozzi on December 22, 2021, which will vest on July 10, 2022, and related to their 2021 Board service. The grant date fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718. As of December 31, 2021, the following directors had the following outstanding shares of restricted stock: (a) Messrs. Landini, Simpkins and He each had 5,000 outstanding shares of restricted stock, (b) Mr. Wu had 2,083 outstanding shares of restricted stock, and (c) Mr. Mozzi had 2,917 outstanding shares of restricted stock. Directors not employed by Weichai, which consist of Messrs. Simpkins, Landini and He received grants of restricted stock in 2021 related to their 2020 and 2021 Board service. Mr. Mozzi, who is employed by a subsidiary of Weichai, received a waiver from Weichai permitting him to receive a restricted stock award related to his Board service in 2021. Mr. Wu, a former Weichai employee, received grants of restricted stock related to his 2020 and 2021 Board service following his departure from Weichai.
(3)

Mr. Mozzi and Ms. Lei were appointed to the Board effective December 7, 2021. Compensation for each’s Board service was prorated for fiscal year 2021. Mr. Mozzi and Ms. Lei’s fees earned for their 2021 Board service will be remitted in 2022.

(4)	Messrs. Wu and Li resigned from the Board effective December 7, 2021.

EXECUTIVE COMPENSATION

The named executive officers for the year ended December 31, 2021 were:

•	Lance M. Arnett, Chief Executive Officer; Former Chief Commercial Officer;

•	C. (Dino) Xykis, Chief Technical Officer;

•	Kenneth J. Winemaster, Former Executive Vice President; and

•	John P. Miller, Former Chief Executive Officer and President.

Executive Team Transition

Chief Executive Officer Transition

As previously disclosed, effective February 15, 2021 (the “Retirement Date”), Mr. Miller retired as Chief Executive Officer and President and Lance Arnett, who previously served as the Company’s Chief Commercial Officer, was promoted to Chief Executive Officer as his successor. In connection with Mr. Miller’s retirement from the Company, Mr. Miller and the Company entered into a Separation Agreement and Release, effective the Retirement Date (the “Separation Agreement”). Pursuant to the Separation Agreement and the retirement of Mr. Miller, he received (a) a lump-sum cash severance payment of $360,000, (b) subject to his election to receive continued group health plan coverage under COBRA, continued coverage at active-employee rates for up to 12 months after the Retirement Date, and (c) a cash payment of $36,000 under the long-term incentive plan (“LTI”) at the same time other LTI participants were paid.

Mr. Miller continued in a transition support role on an as-needed basis until May 15, 2021. Based on his compliance with the terms of the Separation Agreement, Mr. Miller received a total transition fee of $90,000 for the three month transition period. The Separation Agreement contains a release of the Company by Mr. Miller and mutual non- disparagement provisions. Mr. Miller also agreed that the confidentiality, non-competition and non-solicitation provisions in his employment agreement with the Company would remain in effect. Finally, Mr. Miller agreed to cooperate with, and make himself reasonably available to, the Company for a period ending twelve months following termination of the transition period in order to assist with the transition of his duties at a rate of $250 per hour plus expenses.

Executive Vice President Transition

Effective January 1, 2022 (the “Winemaster Retirement Date”), Mr. Winemaster retired as Executive Vice President. In connection with Mr. Winemaster’s retirement from the Company, Mr. Winemaster and the Company entered into a Retirement Agreement and Release (the “Retirement Agreement”), effective the Winemaster Retirement Date. Pursuant to the Retirement Agreement and the retirement of Mr. Winemaster, he is entitled to receive (a) cash severance payments of (i) $348,070 in 12 equal monthly installments of approximately $29,006, and (ii) 16,737 representing the payback of the 10% reduction in salary for Mr. Winemaster from July 2021 through December 31, 2021, (b) $32,500 under the 2019 Long Term Incentive (LTI) plan, to be paid on January 1, 2023 as long as paid to other executive LTI participants for the 2021 LTI plan year, as full and complete payment under the LTI plan, (c) maintenance of his preferred airline status throughout the current term and for one additional term, to the extent the Company continues to participate in such program, and (d) subject to his election to receive continued group health plan coverage under COBRA, continued coverage at active-employee rates for 13 months after the Winemaster Retirement Date. The Company previously inadvertently disclosed that the Retirement Agreement provided for the cash severance payment of $337,000.

The Retirement Agreement contains a release of the Company by Mr. Winemaster and mutual non-disparagement provisions. Mr. Winemaster also agreed that the confidentiality, non-competition and non-solicitation provisions in his employment agreement with the Company would remain in effect. Mr. Winemaster also agreed to cooperate with, and make himself reasonably available to, the Company in order to assist with the transition of his duties as requested by the Company at a rate of $250 per hour plus expenses.

Summary Compensation Table

The table below summarizes the compensation paid for the services rendered to the Company, in all capacities, by its named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary	Bonus[1]	Option/SAR Awards[2]	All Other Compensation[3]	Total
Lance M. Arnett[4]	2021	$401,250	$40,125	$307,508	$17,470	$766,353
Chief Executive Officer; Former Chief Commercial Officer	2020	287,542	33,500	164,000	414	485,456
C. (Dino) Xykis[5]	2021	331,933	33,193	109,619	54,679	529,424
Chief Technical Officer
Kenneth J. Winemaster[6]	2021	330,904	32,500	—	362,164	725,568
Former Executive Vice President	2020	278,958	32,500	—	14,094	325,552
John P. Miller[4]	2021	45,000	—	—	450,149	495,149
Former Chief Executive Officer and President	2020	283,500	36,000	—	1,188	320,688

(1)

The amounts reported for Messrs. Arnett, Xykis and Winemaster in this column for 2021 represent their 2021 Long-Term Incentive (“LTI”) Plan amounts. A description of the Company’s LTI Plan is below under “Long-Term Incentive Plan.”

(2)

The amount reported in the “Option/SAR Awards” column in 2021 for Mssrs. Arnett and Xykis, respectively, reflects the grant date fair value of (i) an award of 80,000 stock appreciation right (“SAR”) granted to Mr. Arnett, effective February 24, 2021, and (ii) an award of 25,000 SARs granted to Mr. Xykis, effective March 12, 2021, each calculated in accordance with FASB ASC Topic 718. The fair value of the SARs granted to Mr. Arnett was $3.85 and Mr. Xykis was $4.38, which was determined using the Black-Scholes-Merton valuation model with the following assumptions: (i) market closing price of the Company’s Common Stock on the date of grant ($6.00 for Mr. Arnett and $6.82 for Mr. Xykis); (ii) exercise price ($6.00 for Mr. Arnett and $6.82 for Mr. Xykis); (iii) risk-free interest rate (0.62% for Mr. Arnett and 0.85% for Mr. Xykis); (iv) estimated price volatility (81.00% for Mr. Arnett and 81.04% for Mr. Xykis); (v) expected term (5 years for Mr. Arnett and Mr. Xykis); and (vi) dividend yield 0.0% for Mr. Arnett and Mr. Xykis). The Company used rates on the grant date of zero-coupon government bonds with maturities over periods covering the term of the awards. The Company considered the historical volatility of its stock price over a term similar to the expected life of the awards in determining expected volatility. The expected term is the period that the awards granted are expected to remain outstanding. The Company has never declared or paid a cash dividend on its Common Stock and has no plans to pay cash dividends in the foreseeable future.

(3)

The reported amounts for 2021 in the “All Other Compensation” column include (i) for Mr. Arnett: $12,600 for automobile-related payments, $414 for life insurance premiums and $4,456 for 401(k) matching contributions; (ii) for Mr. Xykis: (a) $1,188 for life insurance premiums, (b) $44,700 for automobile and commuting-related expenses (including an automobile allowance and gas allowance), (c) $740 for reimbursement of car insurance premiums and gross up of taxes related to the reimbursement, and (d) $8,052 for 401(k) matching contributions; (iii) for Mr. Winemaster: (a) $13,320 for automobile-related payments, (b) $774 for life insurance premiums, and (c) $348,070 in severance payments; and (iv) for Mr. Miller: (a) $149 for life insurance premiums, (b) $360,000 in severance payments, and (c) $90,000 for transition services. Item (c) for Mr. Winemaster and items (b) and (c) for Mr. Miller are described in more detail above under “Executive Team Transitions.”
(4)	Mr. Miller retired from his position as Chief Executive Officer and President and Mr. Arnett was promoted from Chief Commercial Officer to Chief Executive Officer, each effective February 15, 2021.
(5)	Because Mr. Xykis was not a Named Executive Officer before 2021, only his 2021 compensation is reported in the table.
(6)	Mr. Winemaster retired from his position as Executive Vice President, effective January 1, 2022.

Employment Agreements with Named Executive Officers

As disclosed above, Mr. Arnett was promoted on February 15, 2021 and entered into an employment agreement with the Company at that time that superseded his prior employment agreement as Chief Commercial Officer.

Mr. Arnett’s employment agreement provides that he will receive (a) an annual salary of $400,000 per year, which will increase to $425,000 per year on August 15, 2021; (b) an annual incentive bonus under the Company’s KPI, with a target 60% of his base salary or as generally determined by the Company; (c) a bonus under the Company’s LTI plan with a target of 60% of his base salary or as generally determined by the Company; (d) subject to approval of the Compensation Committee, an award of 80,000 SARs pursuant to the Company’s Prior Plan, with a strike price determined at the time grant, and with vesting to occur in equal installments, subject to Mr. Arnett’s continuous service, on each of the first four anniversaries of the effective date, subject to his continued employment; (e) an automobile allowance of $1,200 per month; (f) up to $20,000 in reasonable relocation expenses if Mr. Arnett moves to the Chicagoland area; and (g) standard employee benefits as are generally available to employees of the Company.

If the Company terminates Mr. Arnett without cause (as defined in his employment agreement), in addition to payment of any accrued obligations, Mr. Arnett would be eligible to receive severance, subject to his execution of a general release of claims, consisting of: (i) certain accrued obligations; (ii) any determined, but unpaid, KPI or LTI bonus relating to the fiscal year prior to the fiscal year of termination; (iii) accelerated vesting of any unvested SARs; (iv) a prorated KPI or LTI bonus for the fiscal year in which his termination occurs; (v) 12 months of salary continuation payments; and (vi) 12 months of health benefit continuation coverage on the same terms as provided before Mr. Arnett’s termination.

Mr. Xykis was promoted to the Company’s Chief Technical Officer on March 15, 2021 and entered into an employment agreement with the Company at that time that superseded his prior employment agreement (including amendments thereto) as Vice President of Engineering.

Mr. Xykis’ employment agreement provides that he will receive (a) an annual salary of $335,000 per year; (b) an annual incentive bonus under the Company’s KPI, with a target 50% of his base salary or as generally determined by the Company; (c) a bonus under the Company’s LTI plan with a target of 60% of his base salary or as generally determined by the Company; (d) subject to approval of the Compensation Committee, an award of 25,000 SARs pursuant to the Company’s Prior Plan, with a strike price determined at the time grant, and with vesting to occur in equal installments on each of the first three anniversaries of the effective date, subject to his continued employment; (e) an automobile allowance of $1,975 per month; (f) $1,750 per month to cover the cost of gasoline for Mr. Xykis’ Company-related travel for so long as Mr. Xykis commutes from his current home to the Company’s headquarters; (g) reimbursement of reasonable amounts spent by Mr. Xykis on car insurance for his leased vehicle so long as Mr. Xykis submits documentation of such insurance costs to the Company; and (h) standard employee benefits as are generally available to senior employees of the Company.

If the Company terminates Mr. Xykis without cause (as defined in his employment agreement), Mr. Xykis would be eligible to receive: (i) certain accrued obligations; (ii) any determined, but unpaid, KPI or LTI bonus relating to the fiscal year prior to the fiscal year of termination; and (iii) a prorated KPI or LTI bonus for the fiscal year in which his termination occurs. In addition, subject to his execution of a general release of claims, Mr. Xykis is also eligible to receive severance consisting of: (x) 12 months of salary continuation payments; and (y) 12 months of health benefit continuation coverage on the same terms as provided before Mr. Xykis’ termination.

Messrs. Miller’s and Winemaster’s employment agreements terminated in connection with each of their retirements from the Company. The terms of each of their separation agreements are described above under “Executive Team Transitions.”

Each named executive officer is bound by certain confidentiality and restrictive covenants under their current or former employment agreements.

The 2021 salary information for Messrs. Arnett, Miller, Xykis and Winemaster includes payback of a temporary reduction in salary that occurred from July 2021 through December 31, 2021, which amounts were paid to each on December 31, 2021. Information about the payback to Mr. Winemaster is described more fully above under “Executive Team Transitions.”

Long-Term Incentive Plan

The Company established an LTI Plan for the period January 1, 2020 to December 31, 2022. Pursuant to the LTI Plan, executives, including the named executive officers, are eligible to receive 50% to 150% of a target incentive amount (which target incentive amount is equal to 60% of the executive’s base salary), with (i) 50% of the target incentive amount to be received as a bonus that is not tied to performance conditions and (ii) the remaining amount of 50% (plan target) to 100% (maximum) of the target incentive amount subject to the Company’s performance against a performance indicator based on return on assets over the three-year performance period. The 50% of the target incentive amount (equal to 30% of the executive’s base salary) vests in equal annual installments as follows: (i) one-third vested on December 31, 2020 and was paid out in the first quarter of 2021; (ii) one-third vested on December 31, 2021 and was paid out in April of 2022; and (iii) one-third will vest on December 31, 2022 along with any amount payable with respect to the performance-related component of the LTI plan (i.e. between 50% and 100% of the target incentive amount, depending on the Company’s performance as outlined in the prior sentence), and will be paid out 30 days after 2022 audit results are approved. A full description of the Company’s LTI Plan is available at Exhibit 10.35, “Description of Long-Term Incentive Plan” to the Company’s Annual Report.

Outstanding Equity Awards at 2021 Year-End

The table below shows outstanding equity awards as of December 31, 2021 held by each named executive officer. No stock awards remained outstanding for any named executive officers as of December 31, 2021.

	Option/SAR Awards
Name	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable		Equity incentive plan awards: Number of Securities Underlying Unexercised Unearned Options/ SARs (#)	Option/ SAR Exercise Price ($)	Option/SAR Expiration Date
Lance M. Arnett	33,332	16,667	(1)	—	$4.83	December 10, 2029
	0	80,000	(2)		6.00	February 24, 2031
C. (Dino) Xykis	0	25,000	(3)	—	6.82	March 12, 2031
Kenneth J. Winemaster	—	—		—	—	—
John P. Miller	—	—		—	—	—

(1)

The amount reported in this column represents Mr. Arnett’s outstanding SAR award under the Prior Plan, effective April 7, 2020, which has the following vesting schedule: 16,666 of the SAR shares vested and became exercisable on November 25, 2020, 16,666 of the SAR shares vested and became exercisable on November 25, 2021, and 16,667 of the SAR shares vest and become exercisable on November 25, 2022.

(2)

The amount reported represents Mr. Arnett’s outstanding SAR award under the Prior Plan, effective February 24, 2021, which has the following vesting schedule: 20,000 of the SAR shares vested and became exercisable on February 19, 2022, 20,000 of the SAR shares vest and become exercisable on February 19, 2023, 20,000 of the SAR shares vest and become exercisable on February 19, 2024, and 20,000 of the SAR shares vest and become exercisable on February 19, 2025.

(3)

The amount reported represents Mr. Xykis’ outstanding SAR award under the Prior Plan, effective March 12, 2021, which has the following vesting schedule: 8,333 of the SAR shares vested and became exercisable on March 15, 2022, 8,333 of the SAR shares vest and become exercisable on March 15, 2023, and 8,334 of the SAR shares vest and become exercisable on March 15, 2024.

Potential Payments Upon Termination or Change in Control

As of December 31, 2021, the Company had employment agreements with Messrs. Arnett, Xykis and Winemaster. Messrs. Arnett and Xykis are the only named executive officers currently with an employment agreement with the Company, which provides for payments upon termination without “cause” (as summarized above under the heading, “Employment Agreements with Named Executive Officers”). For a detailed description of the termination payments received by Messrs. Miller and Winemaster in connection with each’s retirement and resignation from the Company, please see the “Executive Team Transitions” section above.

Other than these arrangements and accelerated vesting of equity awards under the Prior Plan, the Company currently does not have any compensatory plans or arrangements in place that provide for any payments or benefits upon the resignation, retirement or any other termination of any of the named executive officers, as the result of a change in control, or from a change in any named executive officer’s responsibilities following a change in control.

Hedging and Pledging Policy

The Company’s policies relating to hedging and pledging of Company securities are set forth in the Company’s Insider Trading Compliance Policy (the “Policy”), as last updated on November 8, 2021. In particular, the Policy explicitly prohibits the following activities by “Covered Employees” (defined below), even in instances where the transaction could be completed pursuant to an arrangement that complies with Rule 10b5-1(c) of the Exchange Act:

•	Short selling (i.e., selling Company securities you do not own at the time of sale);

•	Buying or selling put options, call options or other derivative securities relating to the Company on a securities exchange or in any other organized securities market;

•	Engaging in hedging transactions, such as “costless collars” and forward sale contracts;

•	Purchasing Company securities on margin; or

•	Pledge the Company’s stock and/or borrow against it in a margin account.

For purposes of the Policy, “Covered Persons” include any employee who has obtained material, non-public information, as well as the Company’s directors, executive officers (including named executive officers), vice presidents and employees working in the Company’s finance and accounting groups, and any other persons designated as Covered Persons by the Insider Trading Compliance Officer or the Board.

Clawback Policy

As part of the Company’s derivative litigation settlement, the Company adopted a formal clawback policy covering specified incentive compensation of officers (defined as only those individuals the Company has designated as subject to the reporting and liability provisions of Section 16 of the Exchange Act). This provision will be included in any new or amended employment agreements entered into with any existing or future officers of the Company on and after April 11, 2019. The clawback provision will provide that upon a termination for cause, an officer shall automatically forfeit:

1.

Any bonus to which the officer might otherwise have been entitled pursuant to the Company’s KPI Plan related to the fiscal year prior to the fiscal year in which the termination date falls if the amount of such KPI Bonus has been determined by the Board but not yet paid; and (ii) for the fiscal year in which the separation takes place.

2.	For the fiscal year in which the separation takes place, any Stock Appreciation Rights and unexercised options (whether vested or unvested) awarded pursuant to the Company’s Prior Plan.

“Cause” means that the Company makes a good faith determination that the officer has: (1) violated any Company policy or procedure that causes material harm or risk to the Company including, but not limited to, sexual harassment, misappropriation, or fraud; (2) been convicted of a crime which is injurious to the Company’s operation or reputation; (3) engaged in a material breach of the officer’s employment agreement; (4) engaged in willful failure or willful inability to perform the officer’s duties under the officer’s employment agreement; (5) engaged in any act or omission, which in any material way impairs the reputation, goodwill or business position of the Company; or (6) the officer is prohibited by order of a government agency or court from being employed by the Company or any Company affiliate in the role set forth in the officer’s employment agreement.

For purposes of subsections (3) and (4) of this definition, a termination will not be for “Cause” to the extent such conduct is curable, unless the Company shall have notified the officer in writing describing such conduct and prescribing conduct required to cure such conduct and the officer shall have failed to cure such conduct within thirty (30) business days after his or her receipt of such written notice. For purposes of this definition of Cause, no act or failure to act on the part of the officer shall be considered willful if it is done, or omitted to be done, by the officer in good faith and with a good-faith belief that the officer’s act or omission was in the best interests of the Company.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Common Stock as of May 16, 2022, by:

•	each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each named executive officer and each director; and

•	all of the Company’s executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of Common Stock is based on 22,926,875 shares of Common Stock issued and outstanding as of May 16, 2022.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percent of Outstanding Common Stock
Directors:
Fabrizio Mozzi(2)(3)	2,917	*
Shaojun Sun, Ph.D.	—	—
Kenneth W. Landini(4)	44,000	*
Frank P. Simpkins(4)	25,000	*
Hong He(4)	13,750	*
Sidong Shao	—	—
Lei Lei(2)	—	—
Executive Officers:
Lance Arnett(5)	—	—
Kenneth J. Winemaster(6)	2,211,274	9.6%
C. Dino Xykis(5)	18,834
John P. Miller(7)	76,006	—
All executive officers and directors as a group (12 individuals)(3)(4)(5)(8)	2,391,781	10.4%
Parties owning beneficially more than 5% of the outstanding shares:
Neil Gagnon(9)	2,296,851	10.0%
Gary S. Winemaster(10)	3,343,279	14.6%
Weichai(11)	11,749,759	51.2%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each individual is 201 Mittel Drive, Wood Dale, Illinois 60191.

(2)	Were appointed during December 2021.
(3)	Includes 2,917 shares of Common Stock issuable upon the vesting of restricted stock within 60 days of May 16, 2022.
(4)	Includes 5,000 shares of Common Stock issuable upon the vesting of restricted stock within 60 days of May 16, 2022.
(5)

A stock appreciation right (“SAR”) granted under an equity compensation plan of the Company in respect of one or more shares of Common Stock generally entitles the holder thereof the right to receive, either in Common Stock, or in cash or Common Stock as determined by the Compensation Committee in its discretion, an amount per share of Common Stock equal to the excess, if any, of (i) the fair market value of a share of Common Stock on the date the SAR is exercised, over (ii) the grant price of the SAR. As of April 21, 2022, the fair market value of a share of Common Stock was less than the grant price of each outstanding SAR awarded to Mr. Arnett and Mr. Xykis. As a result, no shares were acquirable as of that date through the exercise of SARs for Mr. Arnett and Mr. Xykis.

(6)

Based on a Form 4 filed with the SEC May 16, 2019. Mr. Winemaster served as the Company’s Executive Vice President until January 1, 2022. Open market purchases or sales, if any, by Mr. Winemaster of Common Stock since the date that he ceased serving as the Company’s Executive Vice President are not known by the Company or reported in the table.

(7)

Based on a Form 4 filed with the SEC June 4, 2019. Mr. Miller served as the Company’s Chief Executive Officer and President until February 15, 2021. Open market purchases or sales, if any, by Mr. Miller of Common Stock since the date that he ceased serving as the Company’s Chief Executive Officer and President are not known by the Company or reported in the table.

(8)	This group includes in addition to those individuals named in the table: Mr. Thomas.
(9)

According to the Schedule 13G/A filed with the SEC on February 1, 2022, Neil Gagnon holds sole voting power with respect to 226,996 shares of Common Stock and sole dispositive power with respect to 226,996 shares of Common Stock. In addition, Mr. Gagnon has shared voting power over 2,015,929 shares of Common Stock and shared dispositive power over 2,066,525 shares of Common Stock. Subsequent to the 13G/A filed with the SEC on February 1, 2022, Neil Gagnon filed (i) a Form 4 with the SEC on February 2, 2022 indicating the acquisition of 408 shares and (ii) a Form 4 with the SEC on February 8, 2022 indicating the acquisition of 2,922 shares. The amount of shares disclosed in the above table includes these transactions. The business address of Mr. Gagnon is 1370 Ave. of the Americas, 24th Floor, New York, NY 10019.

(10)

According to the Form 4 filed with the SEC on February 17, 2022, Gary Winemaster beneficially owned 3,317,603 shares of Common Stock directly and 25,676 shares of Common Stock indirectly through his spouse’s holdings.

(11)

According to the Schedule 13D/A filed with the SEC on April 23, 2019, Weichai America Corp. holds shared voting power with respect to 11,749,759 shares of Common Stock and shared dispositive power with respect to 11,749,759 shares of Common Stock with Weichai Power and Shandong Heavy Industry Group Co., Ltd. The business address of Weichai America Corp. is 3100 Golf Road, Rolling Meadows, IL 60008.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP to continue in its capacity as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP audited PSI’s financial statements for the years ended December 31, 2020 and 2021.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of BDO USA, LLP. Abstentions will have the same effect as a vote “Against” for this proposal.

Representatives of BDO USA, LLP are expected to be present virtually at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Recommendation of our Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF PSI’S NAMED EXECUTIVE OFFICERS AS SET FORTH HEREIN

Pursuant to Section 14A of the Exchange Act, the Company is seeking the advisory, non-binding approval by stockholders of the Company’s executive compensation program and practices as disclosed in this proxy statement. The Company most recently received advisory approval of the Company’s executive compensation program at the annual meeting of stockholders in 2021. While this vote is advisory, and not binding on the Board, it will provide information to the Board and Compensation Committee regarding investor sentiment about the Company’s executive compensation programs and practices, which the Compensation Committee will carefully review when evaluating PSI’s executive compensation program.

Stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s executive officers, as disclosed in the 2022 proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and the other related tables and disclosures.”

The Company urges PSI’s stockholders to read “Executive Compensation” above, which presents detailed information on the compensation of the Company’s named executive officers.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for approval of this advisory resolution. Abstentions will have the same effect as a vote “Against” and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF PSI’S

NAMED EXECUTIVE OFFICERS AS SET FORTH HEREIN.

PROPOSAL 4

TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE POWER SOLUTIONS INTERNATIONAL, INC. 2012 INCENTIVE COMPENSATION PLAN, TO, AMONG OTHER THINGS, EXTEND THE EXPIRATION DATE

We are requesting that our stockholders approve the Amended Plan. The Prior Plan was set to expire by its terms on May 30, 2022. Upon recommendation of the Compensation Committee, our Board adopted the Amended Plan on May 26, 2022 (the “Effective Date”), subject to approval by our stockholders at the Annual Meeting.

The Amended Plan, among other things, extends our ability to make equity awards until the fourth anniversary of the Effective Date without increasing the number of shares of Common Stock (“Shares”) available for grant under the Prior Plan. By its terms, the Amended Plan does not permit the Company to grant any equity awards between the Effective Date and the date the Amended Plan is approved by our stockholders at the Annual Meeting, subject to such approval. If our stockholders do not approve the Amended Plan, since the Prior Plan will have expired by its terms on May 30, 2022, we will no longer have a long-term equity-based compensation plan from which to issue equity awards to participants.

The adoption of the Amended Plan is necessary to allow us to continue to make equity awards to attract, retain and motivate our officers, employees, non-employee directors and consultants. Making equity awards is an important part of our overall compensation program as it provides a way for us to link the interests of participants to those of the Company’s stockholders.

Key Aspects of the Amended Plan

•

Extension of Plan Term. The Board approved an extension of the term of the Prior Plan so that it will now expire on May 26, 2026, the fourth anniversary of the date of Board approval, subject to the Company’s stockholders approving the Amended Plan at the Annual Meeting.

•	Addition of Non-Employee Director Compensation Limit. The Amended Plan adds an annual aggregate total cash and equity compensation limit of $500,000 per non-employee director.

•	Addition of Minimum Vesting Provision. The Amended Plan adds a minimum one-year vesting requirement on all awards, subject to certain limited exceptions, explained in more detail below.

•

Changes reflecting updates in tax law and accounting guidance. The Amended Plan also makes certain changes with respect to updates in tax and accounting rules and guidance, including removing certain per-participant, annual Share and dollar limits on equity grants and certain related updates that were historically required to be included for compensation to qualify for the now-repealed performance-based exception to Code Section 162(m) and permitting Share withholding up to the maximum statutory rate in accordance with FASB Accounting Standards Update 2016-09.

•

Other Changes to Prior Plan. The Amended Plan also makes certain other key changes, including (1) providing dividends and dividend equivalents may only be paid on vested, full-value awards, if at all, (2) further clarifying the default treatment of awards in connection with a change in control and (3) adding certain provisions to reflect best and prevalent practices, including permitting electronic delivery of plan-related documents, specifying the applicability of Company compensation recoupment policies to equity awards and clarifying plan administration provisions, including the plan administrator’s ability to delegate administration functions, make awards to international participants and, with respect to individual members of the plan administrator, be indemnified by the Company when acting in such capacity.

A summary of the Amended Plan is set forth below. This summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which has been included as Appendix A to this Proxy Statement and is incorporated by reference herein.

Description of the Amended Plan

Purposes and Eligibility

The purposes of the Amended Plan are to attract and retain qualified persons upon whom, in large measure, our sustained progress, growth and profitability depend, to motivate the participants to achieve short- and long-term company goals and to more closely align the participants’ interests with those of our other stockholders by providing them with a proprietary interest in our growth and performance.

Our executive officers, employees, consultants and non-employee directors would be eligible to participate in the Amended Plan, including those residing in non-United States jurisdictions. As of May 26 2022, there were approximately 50 employees, 7 non-employee directors and 0 consultants who would potentially be eligible to receive awards under the Amended Plan. As of May 25, 2022, the closing price of one Share on the OTCPink market was $2.26. The Amended Plan is intended to constitute an unfunded plan for incentive compensation and is not subject to the Employee Retirement Income Security Act of 1974 (ERISA) or qualified under Code Section 401(a).

Shares Authorized for Issuance

The Amended Plan does not increase the Shares reserved and currently available for issuance under the Prior Plan. Subject to certain adjustments (as set forth in the Amended Plan and as described in more detail below under “Adjustments”), the maximum aggregate number of Shares reserved and available for issuance pursuant to awards granted under the Amended Plan is equal to the sum of (1) 330,357 (the number of Shares authorized and approved for issuance, but not awarded under the Amended Plan as of the Effective Date), plus (2) any Shares subject to awards that, after the Effective Date, are forfeited, terminated, lapsed or satisfied in cash or property other than Shares available for grant under the Amended Plan. If any Shares subject to an award granted hereunder are forfeited or an award otherwise terminates without the delivery of Shares, the Shares subject to the award, to the extent of any such forfeiture or termination, shall again be available for grant under the Amended Plan. Additionally, if any award is settled in cash, the Shares subject to such award that are not delivered shall again be available for grants under the Amended Plan.

The number of Shares available under the Amended Plan will be reduced by one for each Share delivered as a result of the exercise of a stock option or stock appreciation right or delivered under the terms of another award. With respect to a substitute award or any award that by its terms is payable only in cash, the number of available Shares will not be reduced. The Amended Plan provides that Shares used to pay the exercise price or required tax withholding for an award under the Amended Plan, and Shares repurchased on the open market by the Company with the proceeds of the exercise price of an option, will not again be available for awards under the Amended Plan.

Non-employee Director Compensation Limit

The aggregate grant date fair market value of Shares subject to awards granted during any fiscal year to any eligible non-employee director, when taken together with the cash fees paid to such non-employee director during the fiscal year (in each case, with respect to his or her service as a non-employee director), shall not exceed $500,000.

Administration and Types of Awards

The Amended Plan is administered by the Compensation Committee absent a determination by the Board to delegate such authority to a different Board committee. As plan administrator, the Compensation Committee interprets the Amended Plan and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of Shares subject to awards and the expiration date of, and the vesting schedule or other restrictions applicable to, awards (subject to the minimum vesting requirement of the Amended Plan).

The Compensation Committee also may grant awards to eligible participants residing in non-United States jurisdictions on such terms and conditions different from those in the Amended Plan without an amendment in order to comply with, or take advantage of favorable tax treatment available under the laws of the non-United States jurisdictions where the eligible participant resides. All members of the Compensation Committee and any of our employees acting on the Compensation Committee’s behalf will, to the extent permitted by law, be fully indemnified and protected by our company for any action, determination or interpretation such person makes in good faith with respect to the Amended Plan.

The Amended Plan allows us to grant the following types of awards:

•	options (non-qualified and incentive stock options);

•	stock appreciation rights, or SARs;

•	restricted stock;

•	restricted stock units;

•	deferred stock;

•	performance units;

•	Shares;

•	dividend equivalents;

•	other Share-based or cash-based awards; and

•	substitute awards.

Stock Options. Options may be granted by the Compensation Committee and may be either non-qualified stock options or incentive stock options. However, the maximum number of Shares issued pursuant to options intended to be incentive stock options shall not exceed 330,357 Shares. Options are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee (and incentive stock options are subject to further statutory restrictions that are set forth in the Amended Plan). The exercise price for all stock options granted under the Amended Plan will be determined by the Compensation Committee, except that no stock option can be granted with an exercise price that is less than 100% of the fair market value of a Share on the date of grant. Further, no stockholder who owns greater than 10% of our voting Shares will be granted an incentive stock option that has an exercise price less than 110% of the fair market value of a Share on the date of grant.

The term of all stock options granted under the Amended Plan will be determined by the Compensation Committee, generally not to exceed 10 years, and the term of an incentive stock option may not exceed five years for a grant to a stockholder who owns greater than 10% of our voting Shares. No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 (based on the grant date) in incentive stock options that vest in a particular calendar year, any incentive stock options in excess of $100,000 (based on the grant date) that vest during the same year will be treated as non-qualified stock options. Each option gives the participant the right to receive a number of Shares upon exercise of the option and payment of the exercise price. The exercise price may be paid in cash (including cash obtained through a broker selling the Share acquired on exercise), personal check, wire transfer or, if approved by the Compensation Committee, Shares.

The Amended Plan prohibits the repricing of stock options without stockholder approval. For this purpose, “repricing” means (1) lowering the exercise price of a stock option after it is granted, (2) cancelling a stock option at a time when the exercise price exceeds the fair market value of the underlying Shares in exchange for another award (except in the case of certain adjustments permitted by the Amended Plan and described in the Adjustments section below), and (3) any other action that is treated as repricing under generally accepted accounting principles. The Amended Plan provides that no dividends or dividend equivalents will be payable with respect to stock options.

Stock Appreciation Rights or SARs. The Compensation Committee may grant SARs on a stand-alone basis or in conjunction with stock options granted under the Amended Plan. SARs are subject to the terms and conditions, including vesting conditions, set by the Compensation Committee. A SAR granted under the Amended Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value (at the date of exercise) of a Share over a specified price, known as the strike price, fixed by the Compensation Committee. The strike price for a SAR will not be less than 100% of the fair market value of a Share on the grant date. Payment to the participant for a SAR upon exercise may be made in cash, Shares, or other property, in any combination as determined by the Compensation Committee. The Amended Plan prohibits the repricing of SARs (as described in the Stock Options section above) without stockholder approval. The Amended Plan provides that no dividends or dividend equivalents will be payable with respect to SARs.

Restricted Stock and Restricted Stock Units. Restricted stock are Shares that are forfeitable until the restrictions lapse. Restricted stock units are rights granted as an award to receive Shares, conditioned upon the satisfaction of conditions imposed by the Compensation Committee. The Compensation Committee will determine the restrictions for each award and the purchase price in the case of restricted stock, if any. Restrictions on the restricted stock and restricted stock units may include time-based restrictions or restrictions tied to the achievement of specific performance goals or, in the case of restricted stock units, the occurrence of specific events. Participants do not have voting rights in restricted stock units. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock and/or restricted stock units.

The Compensation Committee may grant dividends or dividend equivalents on awards of restricted stock and dividend equivalents on awards of restricted stock units if so provided in an award agreement. Notwithstanding the foregoing, no dividends or dividend equivalents will be paid on unvested awards of restricted stock or restricted stock units while such awards are subject to vesting restrictions. To the extent that any such awards contain the right to receive dividends or dividend equivalents during the restricted period, such dividend or dividend equivalents will be accumulated and paid once (and to the extent) the underlying awards vest.

Deferred Stock. Deferred stock is the right to receive Shares at the end of a specified deferral period. The Compensation Committee will determine the number of Shares and terms and conditions for each deferred stock award, and whether such deferred stock will be acquired upon the lapse of restrictions on restricted stock or restricted stock units. Participants do not have voting rights in deferred stock, but participants’ deferred stock may be credited with dividend equivalents to the extent dividends are paid or distributions made during the deferral period, but, provided, however, that any Shares distributed as dividend equivalents with respect to deferred stock with restrictions that have not lapsed, will be subject to the same restrictions as that deferred stock still subject to restrictions. Any dividend equivalents will be converted into additional Shares of deferred stock (in the manner described under “Restricted Stock and Restricted Stock Units”). Notwithstanding anything herein to the contrary, dividend equivalents on unvested awards of deferred stock will only be paid, if at all, when and to the extent that the underlying awards vest.

Performance Units. A Performance unit is any grant of (1) a bonus consisting of cash or other property the amount and value of which, and/or the receipt of which, is conditioned upon the achievement of certain performance goals specified by the Compensation Committee, or (2) a unit valued by reference to a designated amount of property. Performance units may be paid in cash, Shares, restricted stock or restricted stock units. The Compensation Committee will determine the number and terms of all performance units, including the performance goals and performance period during which such goals must be met. If the performance goals are not attained during the performance period specified in the award agreement, the participant will forfeit all of his or her performance units.

Dividend, Dividend Equivalents and Other Awards. The Compensation Committee may also grant dividend equivalents under the Amended Plan in conjunction with another award or on a stand-alone basis. No dividends or dividend equivalents may be paid on stock options, SARs or performance units. Any dividends or dividend equivalents may be paid only at the time and to the extent that the Shares underlying the award are distributed. The Compensation Committee also is authorized to grant such other awards that may be denominated in, valued in, or otherwise based on Shares, cash, other awards, notes or other property as determined by the Compensation Committee.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Minimum Vesting Requirement

Except in the case of substitute awards and the delivery of Shares in lieu of fully vested cash-based award obligations, awards granted under the Amended Plan will be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the foregoing, the Compensation Committee may provide for acceleration of vesting in the event of a participant’s death, disability or in connection with or following a change in control, and the Compensation Committee may grant awards covering 5% or fewer of the Shares reserved for issuance under the Amended Plan without regard to the minimum vesting provision.

Awards to non-employee directors will be deemed to satisfy this minimum vesting requirement to the extent that such awards vest on the earlier of the one-year anniversary of the date of grant or the date of the next annual meeting of our stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting.

Performance Goals

The Compensation Committee may establish performance goals for performance-based awards under the Amended Plan, which may be based on any performance criteria selected by the Compensation Committee. Such performance criteria may include, but are not limited to, any of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; income; net income; operating income; net operating income; operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total shareholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of the Shares; expense or cost control; working capital; customer satisfaction; employee retention or employee turnover; employee satisfaction or engagement; environmental, health or other safety goals; individual performance; and/or strategic objective milestones.

Change in Control

Unless provided otherwise in an award agreement, upon an event that satisfies the definition of change in control in the Amended Plan, a participant’s awards will either become vested or, if the award(s) are subject to restrictions, the relevant restrictions will lapse upon the involuntary termination of such participant’s employment or service by the Company without cause or by the participant for good reason during the 24-month period following the occurrence of a change in control. For all awards with vesting or amounts based on the satisfaction or achievement of performance goals or other performance-based criteria, such awards will become earned and vested and the relevant performance goals or other performance-based criteria will be deemed to be met based on the performance achieved (as determined by the Compensation Committee), but prorated based on the elapsed proportion of the performance period as of such participant’s termination of employment or service. In addition, the Compensation Committee may, in order to maintain a participant’s rights in the event of any change in control of the Company, (1) make any adjustments to an outstanding award to reflect such change in control or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. Furthermore, the Compensation Committee may cancel any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is greater than the fair market value of a Share as of the date of the change in control. Under the Amended Plan, the Compensation Committee will also have the ability to cash out any options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is less than the fair market value of a Share as of the date of the change in control. If the Compensation Committee determines that such an award should be cashed out, the participant will receive the lesser of the fair market value of a Share on the date of the change in control or the price paid per Share in the transaction that constitutes the change in control.

For purposes of the Amended Plan, a “change in control” occurs (1) when any corporation, person or other entity, including a group, becomes the beneficial owner, directly or indirectly, of more than 50% of the outstanding securities of the Company; (2) upon the consolidation or merger of the Company or upon any sale, lease, exchange or other transfer of more than 85% of the assets of the Company, provided that following such a transaction the members of the Board prior to such transaction no longer constitute a majority of the Board surviving after such transaction; (3) when the Company is liquidated; and (4) if, within any 12-month period, persons who were members of the Board immediately prior to such 12-month period, together with persons who were first elected as directors (other than as a result of any settlement of a proxy consent solicitation contest or any action take not to avoid such a contest) during such 12-month period by or upon the recommendation of persons who were members of the Board immediately prior to such 12-month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board. With respect to any award which would be considered deferred compensation subject to Section 409A of the Code, a similar, but Section 409A compliant, definition of “change in control” applies.

Termination of Employment or Service

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise (or as otherwise determined by the Compensation Committee), in the event of a participant’s termination of employment or service due to his or her death or disability, all of such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option or SAR), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise (or as otherwise determined by the Compensation Committee), in the event of a participant’s termination of employment or service by the Company without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option or SAR) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise (or as otherwise determined by the Compensation Committee), in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death or disability), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until the date of such termination (but not beyond the original term of the option or SAR) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise (or as otherwise determined by the Compensation Committee), in the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

Unless the applicable award agreement provides otherwise (or as otherwise determined by the Compensation Committee), (1) with respect to restricted stock, in the event of a participant’s termination of employment or service for any reason other than death or disability, all unvested Shares will be forfeited to us, and (2) upon termination because of death or disability, all unvested Shares of restricted stock will immediately vest. If any dividend equivalents have been credited with respect to an award and if such award is forfeited at termination of employment, all such dividend equivalents credited with respect to such forfeited award will be forfeited.

Amendment and Termination

Unless the Amended Plan is earlier terminated by our Board, the Amended Plan will automatically terminate on the earlier of (1) the date all Shares subject to the Amended Plan have been purchased or acquired and the restrictions on all restricted stock granted under the Amended Plan have lapsed, and (2) May 26, 2026, the date four years from the Amended Plan’s Effective Date. Awards granted before the termination of the Amended Plan may extend beyond that date in accordance with their terms. The Compensation Committee is permitted to amend the terms and conditions of outstanding awards, including to extend the exercise period and accelerate the vesting schedule of such awards, but no such action may materially adversely affect the rights of any participant with respect to outstanding awards without the applicable participant’s written consent. Stockholder approval of any such amendment will be obtained if required to comply with applicable law or regulation or if required by any securities exchange or automated quotation system on which Shares may then be listed or quoted.

Transferability

Unless otherwise determined by the Compensation Committee, awards granted under the Amended Plan are not transferable except by will or the laws of descent and distribution. The Compensation Committee will have sole discretion to permit the transfer of an award to certain family members specified in the Amended Plan.

Adjustments

In the event a stock dividend, stock split, reorganization, recapitalization, spin-off or other similar event affects Shares such that the Compensation Committee determines an adjustment to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, the Compensation Committee will (among other actions and subject to specified exceptions) adjust the number and type of Shares available under the Amended Plan, the number and type of Shares subject to outstanding awards and the exercise prices of outstanding stock options and other awards.

Compensation Recoupment Policy

All awards granted under the Amended Plan are subject to the Company’s compensation recovery and/or recoupment policy, as in effect from time to time.

Federal U.S. Tax Consequences

The following summary is based on U.S. federal income tax laws in effect as of May 31, 2022. Such laws and regulations are subject to change. This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, additional taxes, interest and tax penalties in the year the award vests or is granted. This summary does not constitute tax advice and does not address possible state, local or foreign tax consequences.

Options. The grant of stock options under the Amended Plan will not result in taxable income to the recipient of the option or an income tax deduction for the Company. However, the transfer of Shares to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the options are “incentive stock options” or “non-qualified stock options.”

The exercise of a non-qualified stock option by an option holder generally results in immediate recognition of taxable ordinary income by the option holder and a corresponding tax deduction for the Company in the amount by which the fair market value of the common Shares purchased on the date of such exercise exceeds the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those Shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those Shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or 12 months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for non-qualified stock options. Assuming satisfaction of the continuous employment requirement, if the option holder disposes of the Shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those Shares as capital gain or loss. However, if the option holder disposes of the Shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess of the fair market value of the Shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those Shares. However, if the sales price is less than the fair market value of the Shares at the time of exercise, the option holder’s taxable ordinary income will be limited to the sales price less the option’s exercise price. The Company would be entitled to a tax deduction equal to the amount of any ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the Shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder.

Stock Appreciation Rights. The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for the Company. Upon exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Shares received will be taxable to the participant as ordinary income, and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of restricted stock that is not transferable and is subject to a substantial risk of forfeiture. Generally, the participant will recognize taxable ordinary income at the first time those Shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those Shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s tax holding period will begin on the date on which the restrictions lapse. Dividends paid with respect to restricted stock upon the lapse of restrictions applicable to those Shares will be taxable as compensation income to the participant.

A participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the common Shares subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to those Shares of restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse.

Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Deferred Stock. The granting of deferred stock generally should not result in taxable ordinary income to the recipient of a deferred stock, or a tax deduction for the Company. The payment or settlement of deferred stock should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid to, or the then-current fair market value of the Shares received by, the recipient, and a corresponding tax deduction by the Company. Rules relating to the timing of payment of deferred compensation under Section 409A of the Code are applicable to deferred stock, and any violation of Section 409A may result in potential acceleration of income taxation and an additional 20% tax, as well as interest and tax penalties to the participant.

Other Awards. The granting of restricted stock units or performance units generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid to, or the then-current fair market value of the Shares received by, the recipient, and a corresponding tax deduction by the Company. If the award consists of Shares that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted Shares, the recipient of those Shares will immediately recognize as taxable ordinary income the fair market value of those Shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 162(m) of the Code. The deductible amount of total annual compensation paid by a public company to each “covered employee” generally is limited to no more than $1 million pursuant to Section 162(m) of the Code.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of awards under the Amended Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the Amended Plan provides for an automatic reduction of a participant’s awards to the extent that an award would result in any excess parachute payment that would trigger such an excise tax and that the participant would be better off on an after-tax basis following such reduction, unless the participant is party to a written agreement with the Company that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

Future awards under the Amended Plan will be granted in the discretion of the Compensation Committee. The Board and the Compensation Committee have not approved any awards that are conditioned on stockholder approval of the Amended Plan. Accordingly, the type, number, recipients and other terms of such future awards cannot be determined at this time. Information regarding our recent practices with respect to stock-based compensation under the Prior Plan is presented in the “Executive Compensation” section located elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended December 31, 2021 included in the Annual Report.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to be voted on the proposal at the Annual Meeting is required for approval of the Amended Plan. Abstentions will have the same effect as a vote “Against” and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4 TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE POWER SOLUTIONS INTERNATIONAL, INC. 2012 INCENTIVE COMPENSATION PLAN, TO, AMONG OTHER THINGS, EXTEND THE EXPIRATION DATE

Equity Compensation Plan Information Table

The following table lists information regarding outstanding equity awards and Shares reserved for future issuance under the Prior Plan as of December 31, 2021. The Company has not issued any Shares to employees as compensation under a plan that has not been approved by its stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	130,520	(1)	$7.87	(2)	417,024	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	130,520		$7.87		417,024

(1)	Represents outstanding stock appreciation rights.
(2)	Represents the weighted average exercise price of outstanding stock appreciation rights.
(3)	Includes Shares remaining available for issuance under the Prior Plan as of December 31, 2021.

AUDIT-RELATED MATTERS

Independent Registered Public Accounting Firm Fees

The following table shows the fees for professional services rendered to us by BDO USA, LLP for services in respect of the years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees(1)	$2,195,702	$2,561,608
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total Fees	$2,195,702	$2,561,608

(1)

Audit Fees: Audit fees for the fiscal years 2021 and 2020 include the aggregate fees incurred for the audit of the Company’s annual consolidated financial statements and to review interim quarterly consolidated financial information.

(2)	Audit-Related Fees: The Company did not engage BDO USA, LLP for any audit-related services during the 2021 and 2020 fiscal years.
(3)	Tax Fees: The Company did not engage BDO USA, LLP for any tax services during the 2021 and 2020 fiscal years.
(4)	All Other Fees: The Company did not engage BDO USA, LLP for any other services during the 2021 and 2020 fiscal years.

In accordance with its charter, the Audit Committee approved in advance all audit services provided by the Company’s independent registered public accounting firm for fiscal year 2021.

Pre-Approval Policy and Procedures

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by the Company’s independent registered public accounting firm.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements for the year ended December 31, 2021. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Respectfully submitted,

AUDIT COMMITTEE
Frank P. Simpkins, Chair
Kenneth W. Landini
Hong He

The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

RELATED PERSON POLICY AND TRANSACTIONS

Related Person Transactions Policy and Procedures

In the ordinary course of the Company’s business, the Company may from time to time enter into transactions with its directors, officers and 5% or greater stockholders. The Audit Committee is responsible for approving related person transactions, as defined in applicable rules promulgated by the SEC. The Audit Committee operates under a written charter pursuant to which all related person transactions are reviewed for potential conflicts of interest situations. Such transactions must be approved by the Audit Committee prior to consummation.

Related Person Transactions

Other than as described below, during the years ended December 31, 2021 and 2020, the Company did not enter into any related person transactions.

Weichai

In March 2017, the Company and Weichai executed a share purchase agreement (the “SPA”) with Weichai. Under the terms of the SPA, Weichai invested $60.0 million in the Company (the “Weichai Transaction”) by purchasing a combination of newly issued common and preferred stock as well as a stock purchase warrant, which significantly strengthened the Company’s financial condition and contributed to the subsequent extinguishment of a $60.0 million term loan.

The stock purchase warrant issued to Weichai (the “Weichai Warrant”) was exercisable for any number of additional shares of Common Stock such that Weichai, upon exercise, would hold 51% of Common Stock then outstanding on a fully dilutive basis, on terms and subject to adjustments as provided in the SPA. On April 23, 2019, Weichai exercised the Weichai Warrant and increased its ownership to 51.5% of the outstanding Common Stock, as of such date. With the exercise of the Weichai Warrant in April 2019, Weichai owns a majority of the outstanding shares of the Common Stock. As a result, Weichai is able to exercise control over matters requiring stockholders’ approval, including the election of the directors, amendment of the Company’s charter and approval of significant corporate transactions.

Weichai also entered into an Investor Rights Agreement (the “Rights Agreement”) with the Company upon execution of the SPA. The Rights Agreement provides Weichai with representation on the Company’s Board and management representation rights. According to the Rights Agreement, once Weichai exercised the Weichai Warrant and became the majority owner of the Company’s outstanding shares of Common Stock calculated on a fully diluted as-converted basis (excluding certain excepted issuances), the Company became required to appoint to the Board an additional individual designated by Weichai or such additional numbers of individuals so that Weichai designees constitute the majority of the directors serving on the Board. As of the date of this filing, Weichai has four representatives on the Board, which constitutes the majority of the directors serving on the Board.

The Company and Weichai executed a strategic collaboration agreement (the “Collaboration Agreement”) on March 20, 2017, in order to achieve their respective strategic objectives and enhance the strategic cooperation alliance to share experiences, expertise and resources. Among other things, the collaboration arrangement established a joint steering committee, permitted Weichai to second a limited number of certain technical, marketing, sales, procurement and finance personnel to work at the Company and established several collaborations, related to stationary natural-gas applications and Weichai diesel engines. The collaboration arrangement provided for the steering committee to create various sub-committees with operating roles and otherwise governs the treatment of intellectual property of parties prior to the collaboration and the intellectual property developed during the collaboration. The Collaboration Agreement had a term of three years that was set to expire in March 2020. On March 26, 2020, the Collaboration Agreement was extended for an additional term of three years.

On March 25, 2022, in connection with the amendment of the Company’s $130.0 million uncommitted revolving credit agreement with Standard Chartered Bank (the “Second Amended and Restated Credit Agreement”), the Company amended two of its shareholder’s loan agreements with Weichai, to among other things, extend the maturities thereof. The amended first shareholder’s loan agreement (the “Amended First Shareholder’s Loan Agreement”) continues to provide the Company with a $130.0 million subordinated loan under which Weichai is obligated to advance funds solely for purposes of repaying outstanding borrowings under the Second Amended and Restated Credit Agreement if the Company is unable to pay such borrowings. The amended second shareholder’s loan agreement (the “Amended Second Shareholder’s Loan Agreement”) continues to provide the Company with a $25.0 million subordinated loan at the discretion of Weichai. The maturity of the Amended First Shareholder’s Loan Agreement was extended to April 24, 2023 and the maturity of the Amended Second Shareholder’s Loan Agreement was extended to May 20, 2023. As of March 31, 2022, there were no borrowings under the Amended First Shareholder’s Loan Agreement and $25.0 million under the Amended Second Shareholder’s Loan Agreement.

The Company is also party to another shareholder’s loan agreement with Weichai, which was entered into on December 10, 2021 (the “Third Shareholder’s Loan Agreement”). The Third Shareholder’s Loan Agreement provides the Company with a $50.0 million uncommitted facility that is subordinated to the Second Amended and Restated Credit Agreement and any borrowing requests made under the Third Shareholder’s Loan Agreement are subject to Weichai’s discretionary approval. Borrowings under the Third Shareholder’s Loan Agreement bear interest at LIBOR plus 4.50% and can be used for general corporate purposes, except for certain legal expenditures which require additional approval from Weichai. The Third Shareholder’s Loan Agreement expires on November 30, 2022, with any outstanding principal and accrued interest due upon maturity. As of March 31, 2022, the Company had $40.0 million outstanding under the Third Shareholder’s Loan Agreement.

On April 20, 2022, the Company entered into an additional shareholder’s loan agreement with Weichai (the “Fourth Shareholder’s Loan Agreement” together with the Amended First Shareholder’s Loan Agreement, the Amended Second Shareholder’s Loan Agreement and the Third Shareholder’s Loan Agreement, the “Shareholder’s Loan Agreements”). The Fourth Shareholder’s Loan Agreement, which matures on March 31, 2023, provides the Company with access to up to $30.0 million of credit at the discretion of Weichai to supplement the Company’s working capital. The Fourth Shareholder’s Loan Agreement is subordinated in all respects to the Second Amended and Restated Credit Agreement. As of April 20, 2022, PSI had not borrowed any funds under the Fourth Shareholder’s Loan Agreement.

Borrowings under the Amended First Shareholder’s Loan Agreement, the Amended Second Shareholder’s Loan Agreement and the Fourth Shareholder’s Loan Agreement will incur interest at the applicable SOFR, plus 4.65% per annum. Further, if the applicable term SOFR is negative, the interest rate per annum shall be deemed as 4.65% per annum. If the interest rate for any loan is lower than Weichai’s borrowing cost, the interest rate for such loan shall be equal to Weichai’s borrowing cost plus 1%.

The Shareholder’s Loan Agreements are subject to customary events of default and covenants. The Company has covenanted to secure any amounts borrowed under the Shareholder’s Loan Agreements upon payment in full of all amounts outstanding under the Second Amended and Restated Credit Agreement with Standard Chartered Bank.

In January 2022, PSI and Baudouin, a subsidiary of Weichai, entered into an international distribution and sales agreement which enables Baudouin to bring PSI’s power systems line of products into the European, Middle Eastern, and African markets. In addition to sales, Baudouin will manage service, support, warranty claims, and technical requests. As of April 21, 2022, no sales have occurred.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to our Interim Chief Financial Officer at 201 Mittel Drive, Wood Dale, Illinois 60191. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and the Annual Report are available on www.proxyvote.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet or by telephone.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

APPENDIX A

Power Solutions International, Inc.

2012 Incentive Compensation Plan

(as amended and restated May 26, 2022)

Section 1.

Establishment, Purpose and Duration

1.1. Effective Date and Purpose. Power Solutions International, Inc., a Delaware corporation (the “Company”), hereby establishes the Power Solutions International, Inc. 2012 Incentive Compensation Plan, as amended and restated (the “Plan”). The Plan is intended to assist the Company in attracting and retaining exceptionally qualified employees, consultants and directors upon whom, in large measure, the sustained progress, growth and profitability of the Company depend. The Plan was approved by the Company’s Board of Directors (the “Board”) on May 30, 2012 and became effective upon such approval and approval of the Company’s stockholders at the 2012 Annual Meeting of Stockholders. An amendment to the Plan was subsequently approved by the Board on July 31, 2013 and became effective upon such approval and approval of the Company’s stockholders at the 2013 Annual Meeting of Stockholders. An amendment and restatement of the Plan was approved by the Board on the Effective Date, subject to approval by the Company’s stockholders at the Company’s annual meeting. Following the Effective Date, unless and until approved by the Company stockholders, no shares of Common Stock shall be issued, nor shall any cash payments be made, under the Plan.

1.2. Duration of the Plan. The Plan shall become effective as of the Effective Date and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Section 15 hereof, until the earlier to occur of (a) the date all Shares subject to the Plan shall have been purchased or acquired and the Restrictions on all Restricted Stock granted under the Plan shall have lapsed, according to the Plan’s provisions, and (b) four (4) years from the Effective Date of the Plan. The termination of the Plan pursuant to this Section 1.2 shall not adversely affect any Awards outstanding on the date of such termination.

Section 2.

Definitions

As used in the Plan, in addition to terms elsewhere defined in the Plan, the following terms shall have the meanings set forth below:

2.1. “Acquired Entity” has the meaning set forth in Section 5.6.

2.2. “Acquired Entity Awards” has the meaning set forth in Section 5.6.

2.3. “Available Shares” has the meaning set forth in Section 4.1(a).

2.4. “Award” means any Option (either a Non-Qualified Stock Option or an Incentive Stock Option), Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Performance Unit, Substitute Award, Share, Other Share-Based Award, Other Cash-Based Award or Dividend Equivalent.

2.5. “Award Agreement” means any written agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan between the Company and a Grantee. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Grantee. Any Shares that become deliverable to the Grantee pursuant to the Plan may be issued in certificate form in the name of the Grantee or in book-entry form in the name of the Grantee. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.6. “Beneficiary” means the Person designated to receive Plan benefits, if any, in accordance with Section 16 following a Grantee’s death.

2.7. “Board” has the meaning set forth in Section 1.1.

2.8. “Cause” means, as determined by the Committee, the occurrence of any one of the following: (a) commission of an act of fraud, embezzlement or other act of dishonesty that would reflect adversely on the integrity, character or reputation of the Company, or that would cause harm to its customer relations, operations or business prospects; (b) breach of a fiduciary duty owed to the Company; (c) violation or threatening to violate a restrictive covenant agreement, such as a non-compete, non-solicit, or non-disclosure agreement, between an Eligible Person and any Employer; (d) unauthorized disclosure or use of confidential information or trade secrets; (e) violation of any lawful policies or rules of the Company, including any applicable code of conduct; (f) commission of criminal activity; (g) failure to reasonably cooperate in any investigation or proceeding concerning the Company; or (h) neglect or misconduct in the performance of the Grantee’s duties and responsibilities, provided that such Grantee did not cure such neglect or misconduct within ten (10) days after the Company gave written notice of such neglect or misconduct to such Grantee; provided, however, that in the event a Grantee is party to an Employment Agreement that contains a different definition of Cause, the definition of Cause contained in such Employment Agreement shall be controlling.

2.9. “Change in Control” means the occurrence of any one or more of the following: (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a “group” as provided in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; (b) (i) consummation of the Company’s merger or consolidation with or into another corporation other than a majority-owned subsidiary of the Company, or the sale or other disposition of at least eighty-five percent (85%) of the Company’s assets, and (ii) the persons who were the members of the Board prior to such consummation do not represent a majority of the directors of the surviving, resulting or acquiring entity or parent thereof; (c) the consummation of a plan of liquidation; or (d) within any period of 12 consecutive months, persons who were members of the Board immediately prior to such 12-month period, together with persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 12-month period by or upon the recommendation of persons who were members of the Board immediately prior to such 12-month period and who constituted a majority of the Board at the time of such election, cease to constitute a majority of the Board. Notwithstanding the foregoing, a Change in Control shall not occur with respect to a Deferred Compensation Award unless such Change in Control constitutes a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

2.10. “Change in Control Price” has the meaning set forth in Section 13.2.

2.11. “Code” means the Internal Revenue Code of 1986 (and any successor thereto), as amended from time to time. References to a particular section of the Code include references to regulations and rulings promulgated and in effect thereunder and to any successor provisions.

2.12. “Committee” has the meaning set forth in Section 3.1(a).

2.13. “Common Stock” means common stock, par value $0.001 per share, of the Company.

2.14. “Company” has the meaning set forth in Section 1.1.

2.15. “Current Grant” has the meaning set forth in Section 6.5(d).

2.16. “Deferral Account” has the meaning set forth in Section 10.4(a).

2.17. “Deferral Election” has the meaning set forth in Section 10.3(a).

2.18. “Deferred Compensation Award” means an Award that is not exempt from Code Section 409A and, thus, could be subject to adverse tax consequences under Code Section 409A.

2.19. “Deferred Stock” means a right, granted as an Award under Section 10, to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

2.20. “Disability” means a mental or physical illness that entitles a Grantee to receive benefits under the long-term disability plan of an Employer, or if the Grantee is not covered by such a plan or the Grantee is not an employee of an Employer, a mental or physical illness that renders the Grantee totally and permanently incapable of performing the Grantee’s duties for the Company or a Subsidiary; provided, however, that the Grantee of a Deferred Compensation Award shall, for purposes thereof, not be considered to have a Disability unless such Disability also constitutes a “disability” within the meaning of Treasury Regulation Section 1.409A-3(i)(4). Notwithstanding anything to the contrary in this Section 2.20, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense.

2.21. “Disqualifying Disposition” has the meaning set forth in Section 6.5(f).

2.22. “Dividend Equivalent” means a right to receive cash, Shares or other property equal in value to dividends paid or distributed with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis, subject to the provisions of Code Section 409A. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Shares underlying any Award will only be paid, if at all, when and to the extent that the Shares underlying the Award vest. No dividends or Dividend Equivalents shall be paid in connection with Options or SARs.

2.23. “Effective Date” means May 26, 2022, the date on which the Plan was approved by the Board, subject to the approval of the Company’s stockholders at the Company’s annual meeting.

2.24. “Eligible Person” means any (a) employee of an Employer (including leased employees and co-employees with a professional employer organization), (b) non-employee director of the Company or (c) consultant engaged by an Employer.

2.25. “Employer” means the Company or any Subsidiary.

2.26. “Employment Agreement” means an employment agreement, offer letter, consulting agreement or other written agreement between an Employer and an Eligible Person, which relates to the terms and conditions of such person’s employment or other services for an Employer.

2.27. “Exchange Act” means the Securities Exchange Act of 1934 (and any successor thereto), as amended from time to time. References to a particular section of the Exchange Act include references to rules, regulations and rulings promulgated and in effect thereunder, and to any successors thereto.

2.28. “Exercise Date” means the date the Grantee or other holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations and warranties or other documentation required under the Plan and applicable Award Agreement or as the Committee may otherwise specify.

2.29. “Fair Market Value” means, unless otherwise provided in an Award Agreement, as of any applicable date, (a) the closing (last sale) price for one Share on such date as reported on the market system or securities exchange on which the Company’s Common Stock is then listed or admitted to trading, or on the last previous day on which a sale was reported if no sale of a Share was reported on such date, or (b) if the foregoing subsection (a) does not apply, the fair market value of a Share as reasonably determined in good faith by the Board in accordance with Code Section 409A. For purposes of subsection (b), the determination of such Fair Market Value by the Board will be made no less frequently than every twelve (12) months and will either (x) use one of the safe harbor methodologies permitted under Treasury Regulation Section 1.409A-1(b)(5)(iv)(B)(2) (or such other similar regulation provision as may be provided) or (y) include, as applicable, the value of tangible and intangible assets of the Company, the present value of future cash flows of the Company, the market value of stock or other equity interests in similar corporations and other entities engaged in trades or businesses substantially similar to those engaged in by the Company, the value of which can be readily determined through objective means (such as through trading prices or an established securities market or an amount paid in an arm’s length private transaction), and other relevant factors such as control premiums or discounts for lack of marketability and whether the valuation method is used for other purposes that have a material economic effect on the Company, its stockholders or its creditors.

2.30. “FICA” has the meaning set forth in Section 17.1(a).

2.31. “Good Reason” has the meaning set forth in the Grantee’s Employment Agreement. If the Grantee is not a party to an Employment Agreement or such Employment Agreement does not define “Good Reason,” then “Good Reason” means, without the Grantee’s written consent, the occurrence of any of the following conditions, unless such condition is fully corrected within 30 days after written notice thereof: The Company (a) permanently and materially diminishes the Grantee’s authority, duties, or responsibilities, (b) materially reduces the Grantee’s overall compensation, including base salary and bonus opportunity, or (c) requires the Grantee to relocate to an office or location of the Company that is not within 50 miles of the office or location of the Company that is the Grantee’s principal business office immediately prior to the relocation. Notwithstanding anything in the Plan to the contrary, a termination of employment due to Good Reason must occur, if at all, within 90 days after the Company receives written notice of any one or more of the conditions set forth in this Section 2.31. The Grantee must provide the Company with written notice of any one or more of the conditions set forth in this Section 2.31 within 30 days of the initial existence of the condition in order for such condition to constitute Good Reason under the Plan.

2.32. “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Committee.

2.33. “Grantee” means an Eligible Person who has been granted an Award.

2.34. “Immediate Family” has the meaning set forth in Section 5.4(c).

2.35. “Incentive Stock Option” means an Option granted under Section 6 that is intended to meet the requirements of Code Section 422.

2.36. “including” or “includes” means “including, but not limited to,” or “includes, but is not limited to,” respectively.

2.37. “Non-Qualified Stock Option” means an Option granted under Section 6 that is not intended to be an Incentive Stock Option.

2.38. “Notice” has the meaning set forth in Section 6.6(a).

2.39. “$100,000 Limit” has the meaning set forth in Section 6.5(d).

2.40. “Option” means a right granted as an Award under the Plan to purchase Shares for the Option Price (as to each such Share), and may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.41. “Option Price” means the price at which a Share may be purchased by a Grantee pursuant to an Option.

2.42. “Other Cash-Based Awards” means a cash Award granted to a Grantee under Section 11.2 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

2.43. “Other Plans” has the meaning set forth in Section 6.5(d).

2.44. “Other Share-Based Awards” means a right or other interest awarded to a Grantee under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or Dividend Equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued service or other terms or conditions as permitted under the Plan.

2.45. “Performance Goals” means performance goals based on performance criteria selected by the Committee, which may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value or other measure of value of the shares of Common Stock; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii) employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Committee in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or a Subsidiary, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or a Subsidiary thereof or the financial statements of the Company or a Subsidiary thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or a Subsidiary conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Grantee is promoted, demoted or transferred to a different business unit or function during a Performance Period, the Committee may determine that the Performance Goals or Performance Period are no longer appropriate and may (x) adjust, change or eliminate the Performance Goals or the applicable Performance Period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Grantee in an amount determined by the Committee.

2.46. “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

2.47. “Performance Unit” means any grant pursuant to Section 11.1 of (a) a bonus consisting of cash or other property the amount or value of which, and/or the entitlement to which, is conditioned upon the attainment of any Performance Goals specified by the Committee, or (b) a unit valued by reference to a designated amount of property other than Shares.

2.48. “Permitted Transferee” has the meaning set forth in Section 5.4(c).

2.49. “Person” means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation or other entity or government instrumentality, division, agency, body or department.

2.50. “Plan” has the meaning set forth in Section 1.1 and also includes any appendices hereto.

2.51. “Prior Grants” has the meaning set forth in Section 6.5(e).

2.52. “Restricted Stock” means any Share issued as an Award under the Plan that is subject to Restrictions.

2.53. “Restricted Stock Unit” or “RSU” means the right granted as an Award under the Plan to receive Shares, conditioned on the satisfaction of Restrictions imposed by the Committee.

2.54. “Restrictions” means any restriction on a Grantee’s free enjoyment of the Shares or other rights underlying Awards, including (a) a restriction that the Grantee or other holder may not sell, transfer, pledge or assign a Share or right, and (b) such other restrictions as the Committee may impose in the Award Agreement (including any restriction on the right to vote such Share and the right to receive any dividends). Restrictions may be based upon the passage of time, the satisfaction of performance criteria and/or the occurrence of one or more events or conditions, and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Committee shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date, the occurrence of such event or the satisfaction of such other criteria as the Committee shall determine.

2.55. “RSU Account” has the meaning set forth in Section 9.3.

2.56. “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.57. “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.58. “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.59. “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.60. “Settlement Date” means the payment date for Restricted Stock Units or Deferred Stock, as set forth in Section 9.3(b) or 10.4(c), as applicable.

2.61. “Share” means a share of Common Stock.

2.62. “Stock Appreciation Right” or “SAR” means a right granted as an Award under the Plan to receive an amount equal to the number of Shares with respect to which the SAR is exercised, multiplied by the excess of (a) the Fair Market Value (or such lower per-Share price as is set forth in the Award Agreement) of one Share on the Exercise Date over (b) the Strike Price.

2.63. “Strike Price” means the per-Share price used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.

2.64. “Subsidiary” means any Person that directly, or through one (1) or more intermediaries, is controlled by the Company and that would be treated as part of a single controlled group of corporations with the Company under Code Sections 414(b) and 414(c) if the language “at least 50 percent” is used instead of “at least 80 percent” each place it appears in Code Sections 1563(a)(1), (2), and (3) and Treasury Regulation 1.414(c)-2.

2.65. “Subsidiary Corporation” has the meaning set forth in Section 6.5.

2.66. “Substitute Award” has the meaning set forth in Section 5.6.

2.67. “Tax Date” has the meaning set forth in Section 17.1(a).

2.68. “Term” means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled.

2.69. “Termination of Service” means,

(a) with respect to Awards other than Deferred Compensation Awards, the first day on which (i) an individual is for any reason no longer providing services to an Employer as an employee, director or consultant or (ii) with respect to an individual who is an employee or consultant to a Subsidiary, such entity ceases to be a Subsidiary of the Company and such individual is no longer providing services to the Company or another Subsidiary; provided, however, that the Committee shall have the discretion to determine when a Grantee, who terminates services as an employee, but continues to provide services in the capacity of a consultant or director immediately following such termination, has incurred a Termination of Service; or

(b) with respect to Deferred Compensation Awards, a “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).

2.70. “Total Payments” has the meaning set forth in Section 18.7.

2.71. “Year” means a calendar year.

Section 3.

Administration

3.1. Committee.

(a) Subject to Section 3.2, the Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as shall be determined by the Board (in any case, the “Committee”). The members of the Committee shall be appointed by the Board from time to time and may be removed by the Board from time to time. The Committee shall consist of two or more directors of the Company, all of whom are Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems necessary to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.

(b) The Committee may delegate, to the fullest extent permitted under applicable law, to the Chief Executive Officer of the Company any or all of the authority of the Committee with respect to the grant of Awards to Grantees, other than Grantees who are executive officers, or are (or are expected to be) Section 16 Persons at the time any such delegated authority is exercised.

(c) The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons who are not subject to Section 16 Persons, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

(d) Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

3.2. Powers of the Committee. Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

(a) to determine when, to whom (i.e., what Eligible Persons) and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award, including (in each case, based on such considerations as the Committee shall determine) conditions intended to comply with Code Section 409A, the number of Shares or the amount of cash or other property to which an Award will relate, any Option Price or Strike Price, grant price or purchase price, any limitation or Restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictive covenants, restrictions on exercisability or transferability, any Performance Goals, including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, satisfaction of performance criteria or the occurrence of one or more events or conditions;

(c) to determine the benefit payable under any Award and to determine whether any performance, vesting or transfer conditions, including Performance Goals, have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards;

(e) to determine the Term of an Award, as applicable;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Stock, and the terms related thereto, when Restricted Stock shall be forfeited and whether such Shares shall be held in escrow or other custodial arrangement;

(g) subject to Section 4.3, to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time or to extend the period subsequent to the Termination of Service within which an Award may continue to vest and/or be exercised;

(h) to determine with respect to Awards granted to Eligible Persons, whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee and to provide for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 409A or otherwise, for the period between the date of exercise and the date of payment or settlement of the Award;

(i) to determine whether a Grantee has a Disability;

(j) to determine whether and under what circumstances a Grantee has incurred a Termination of Service (e.g., whether Termination of Service was for Cause);

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) without the consent of the Grantee, to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or non-recurring events (including events described in Section 4.2) affecting an Employer or the financial statements of an Employer, or in response to changes in applicable laws, regulations or accounting principles;

(m) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(n) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee (except as provided in this Section 3.2(n), and Sections 5.5 and 15.2), to amend any such Award Agreement at any time; provided, however, that the consent of the Grantee shall not be required for any amendment (i) that does not adversely affect the rights of the Grantee, or (ii) that is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new law or regulation, or a change in an existing law or regulation or interpretation thereof, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards that may from time to time be exercised by a Grantee and requiring the Grantee to enter into restrictive covenants;

(p) to correct any defect, supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, any rules and regulations adopted hereunder, Award Agreements or any other instrument entered into or relating to an Award under the Plan; and

(q) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations, including factual determinations, as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Subsidiaries, any Grantee, any Eligible Person, any Person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

All determinations of the Committee shall be made by a majority of its members; provided, however, that any determination affecting any Awards made or to be made to a member of the Committee may, at the Board’s election, be made by the Board.

Section 4.

Shares Subject to the Plan and Adjustments

4.1. Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2, the maximum aggregate number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is equal to the sum of (i) 330,357 (the number of Shares authorized and approved for issuance, but not awarded, under the Plan as of the Effective Date), plus (ii) any Shares subject to Awards that, after the Effective Date, are forfeited, terminated, lapsed or satisfied thereunder in cash or property other than Shares available for grant under the Plan (the “Available Shares”). For purposes of this Section 4.1(a), each Share delivered pursuant to an Award shall reduce the Available Shares by one Share; provided, however, that the number of Available Shares shall not be reduced for Substitute Awards or any Award that, by its terms, from and after its Grant Date is payable only in cash. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Award is settled in cash, the Shares subject to such Award that are not delivered shall again be available for grants under the Plan. The following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (ii) Shares used to pay the Option Price or withholding taxes related to an outstanding Award, and (iii) Shares repurchased by the Company on the open market with the proceeds of the Option Price. The maximum number of Shares that may be issued or transferred to Eligible Persons as Incentive Stock Options is 330,357.

(b) The Committee shall from time to time determine the appropriate method for calculating the number of Shares that have been delivered pursuant to the Plan. Shares delivered pursuant to the Plan shall be issued only out of the authorized and unissued Shares or treasury Shares, including Shares acquired by purchase in the open market or in private transactions.

(c) The maximum number of shares of Common Stock that may be issued under the Plan in this Section 4.1 shall not be affected by (i) the cash payment of dividends or Dividend Equivalents in connection with outstanding Awards; or (ii) any Shares required to satisfy Substitute Awards.

(d) Notwithstanding anything herein to the contrary, the maximum number of Shares subject to Awards granted during any fiscal year to any Eligible Person who is a non-employee director, taken together with any cash fees paid to such director during the fiscal year with respect to such director’s service as a non-employee director, shall not exceed $500,000 (calculating the value of any such Awards based on the Grant Date Fair Market Value of such Awards for financial reporting purposes).

4.2. Adjustments in Authorized Shares and Awards.

(a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), stock split or combination, forward or reverse merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) Option Price, Strike Price or other grant or exercise price (as applicable) with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (iv) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject, and (v) the number of Shares with respect to which Awards may be granted to a Grantee; provided, however, that, in each case, with respect to Awards of Incentive Stock Options intended to continue to qualify as Incentive Stock Options after such adjustment, no such adjustment shall be authorized to the extent that such adjustment would cause the Incentive Stock Option to fail to continue to qualify under Code Section 424(a); provided, further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Notwithstanding Section 4.2(a), any adjustments made pursuant to Section 4.2(a) shall be made in such a manner as to ensure that, after such adjustment, Awards continue not to be non-qualified deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as not to give rise to adverse tax consequences thereunder.)

4.3 Minimum Vesting. Except in the case of Substitute Awards granted pursuant to Section 5.6, the delivery of Shares in lieu of fully vested cash-based obligations and subject to the following sentence, Awards granted under the Plan shall be subject to a minimum vesting period of one (1) year. Notwithstanding the foregoing, (i) the Committee may provide in an Award Agreement that the vesting of an Award shall accelerate in the event of the Grantee’s death or Disability or in connection with or following a Change in Control and (ii) the Committee may grant Awards covering five percent (5%) or fewer of the total number of Shares authorized under the Plan without respect to the above-described minimum vesting requirement. Notwithstanding the foregoing, with respect to Awards to Grantees who are non-employee directors, the vesting of such Awards will be deemed to satisfy the one (1) year minimum vesting requirement to the extent that the Awards vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.

Section 5.

Eligibility and General Conditions of Awards

5.1. Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2. Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3. General Terms and Termination of Service. Except as provided in an Award Agreement or as otherwise provided below in this Section 5.3, all Options or SARs that have not been exercised, or any other Awards that remain subject to Restrictions or that are not otherwise vested or exercisable, at the time of a Termination of Service shall be cancelled and forfeited to the Company. Any Restricted Stock that is forfeited by the Grantee upon Termination of Service shall be reacquired by the Company, and the Grantee shall sign any document and take any other action required to assign such Shares back to the Company.

(a) Options and SARs. Except as otherwise provided in an Award Agreement:

(i) If the Grantee incurs a Termination of Service due to his or her death or Disability, the Options or SARs shall become fully vested and exercisable at the time of such Termination of Service, and such Options or SARs shall remain exercisable for a period of one (1) year from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such one (1) year period, the Options or SARs shall be immediately cancelled and forfeited to the Company.

(ii) If the Grantee incurs a Termination of Service by an Employer without Cause, the Options and SARs may thereafter be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, for a period of thirty (30) days from the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised at the end of such thirty (30)-day period, the Options or SARs shall be immediately cancelled and forfeited to the Company. To the extent the Options and SARs are not vested and exercisable on the date of such Termination of Service, they shall be immediately cancelled and forfeited to the Company.

(iii) If the Grantee incurs or a Termination of Service that is voluntary on the part of the Grantee (and not due to such Grantee’s death or Disability), the Options and SARs may be exercised, to the extent they were vested and exercisable at the time of such Termination of Service, on a date that is no later than the date of such Termination of Service (but not beyond the original Term). To the extent the Options or SARs are not exercised by the date of such Termination of Service, the Options or SARs shall be immediately cancelled and forfeited to the Company. To the extent the Options and SARs are not vested and exercisable on the date of such Termination of Service, they shall be immediately cancelled and forfeited to the Company.

(iv) If the Grantee incurs a Termination of Service for Cause, all unexercised Options and SARs (whether vested or unvested) shall be immediately canceled and forfeited to the Company.

(b) Restricted Stock. Except as otherwise provided in an Award Agreement:

(i) If Termination of Service occurs by reason of the Grantee’s death or Disability, such Grantee’s Restricted Stock shall become immediately vested and no longer subject to Restrictions.

(ii) If Termination of Service occurs for any reason other than the Grantee’s death or Disability while the Grantee’s Restricted Stock is subject to a Restriction(s), all of such Grantee’s Restricted Stock that is unvested or still subject to Restrictions shall be forfeited by the Grantee.

(c) Dividend Equivalents. If Dividend Equivalents have been credited with respect to any Award and such Award (in whole or in part) is forfeited, all accrued but unpaid Dividend Equivalents that at that time of such forfeiture relate to such Award (or portion of an Award) and remain subject to vesting or other Restrictions shall also be forfeited to the Company.

(d) Waiver. Notwithstanding anything to the contrary in the Plan, the Committee may in its sole discretion as to all or part of any Award, at the time the Award is granted (subject to Section 4.3) or thereafter, (i) determine that Awards shall become exercisable or vested, or Restrictions shall lapse, (ii) determine that Awards shall continue to become exercisable or vested in full or in installments, or Restrictions shall continue to lapse, after a Termination of Service, (iii) extend the period for exercise of Options or SARs following a Termination of Service (but not beyond the original Term), or (iv) provide that any Award shall, in whole or in part, not be forfeited upon such Termination of Service.

5.4. Non-transferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, however, that the designation of a Beneficiary to receive benefits in the event of the Grantee’s death, or a transfer by the Grantee to the Company with respect to Restricted Stock, shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance for purposes of this Section 5.4(b). If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, Beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(c) Notwithstanding Sections 5.4(a) and 5.4(b) above, to the extent provided in the applicable Award Agreement, Non-Qualified Stock Options may be transferred, without consideration, to a Permitted Transferee. For this purpose, (i) a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership, limited liability company, corporation or similar entity of which all of the partners, members or stockholders are such Grantee or members of his or her Immediate Family, and (ii) the “Immediate Family” of a Grantee means the Grantee’s spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law, including adoptive relationships. Such Award may be exercised by such Permitted Transferee in accordance with the terms of such Award.

(d) Nothing herein shall be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

5.5. Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised or unsettled Award (including Dividend Equivalents) at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan, or is in violation of any restrictive covenant or other agreement with an Employer.

5.6. Substitute Awards. The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate under the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 5.6, “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity (provided such persons held such awards immediately prior to such merger, consolidation, acquisition or combination) in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve such preservation of economic value. Notwithstanding the foregoing, in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.

5.7. Exercise by Non-Grantee. If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by such documentation as may reasonably be required by the Committee, including, without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Committee so specifies, evidence satisfactory to the Company that any estate taxes payable with respect to such Shares have been paid or provided for.

5.8. No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

Section 6.

Stock Options

6.1. Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement in such form as the Committee may approve that shall specify the Grant Date, the Option Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as the Committee shall determine.

6.3. Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment allowed in Section 4.2, or as otherwise permissible under this Section 6.3 to comply with Code Section 409A or the Plan, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option. Without the approval of stockholders, neither the Committee nor the Board will amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,” which for this purpose means any of the following or any action that has the same effect: (a) lowering the exercise price of an Option or SAR after it is granted; (b) any other action that is treated as a repricing under generally accepted accounting principles; (c) cancelling an Option or SAR at a time when its exercise price exceeds the Fair Market Value of the underlying Share, in exchange for another Award, other equity, cash or other property; provided, however, that the foregoing transactions shall not be deemed a repricing if done pursuant to an adjustment authorized under Section 4.2.

6.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 13, an Option shall become vested and exercisable as follows:

(a) the Option shall vest with respect to 20% of the Shares purchasable under the Option on the first anniversary of the Grant Date;

(b) the Option shall vest with respect to an additional 20% of the Shares purchasable under the Option on the second anniversary of the Grant Date;

(c) the Option shall vest with respect to an additional 20% of the Shares purchasable under the Option on the third anniversary of the Grant Date;

(d) the Option shall vest with respect to an additional 20% of the Shares purchasable under the Option on the fourth anniversary of the Grant Date; and

(e) the Option shall vest with respect to the remaining Shares purchasable under the Option on the fifth anniversary of the Grant Date.

6.5. Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may, in its discretion, designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b) shall have an Option Price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than one hundred ten percent (110%) of the Fair Market Value of a Share on its Grant Date;

(c) shall have a Term of not more than ten (10) years (five (5) years if the Grantee is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other equity incentive plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any Year (“Current Grant”), determined in accordance with the provisions of Code Section 422, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a Year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate Non-Qualified Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within ten (10) days of such a Disqualifying Disposition;

(g) shall, by its terms, not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a Beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Code Section 422 for an Incentive Stock Option, be treated for all purposes of the Plan, except as otherwise provided in subsections (d) and (e) above, as a Non-Qualified Stock Option.

For purposes of this Section 6.5, “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. Notwithstanding the foregoing and Sections 3.2(n) and 15.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.6. Exercise and Payment.

(a) Except as may otherwise be provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice (“Notice”) to the Company setting forth the number of whole Shares to be exercised, accompanied by full payment (including any applicable tax withholding) for the Shares made by any one or more of the following means on the Exercise Date (or such other date as may be permitted in writing by the Secretary of the Company):

(i) cash, personal check, money order, cashier’s check, or wire transfer;

(ii) with the approval of the Committee, Shares valued, as determined by the Committee, at an amount not to exceed the Fair Market Value of a Share on the Exercise Date; or

(iii) subject to applicable law and the Company’s policies, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of applicable withholding taxes payable by Grantee by reason of such exercise.

(b) If the Option is exercised as permitted by the Plan by any Person other than the Grantee, the Notice shall be accompanied by documentation as may reasonably be required by the Company, including evidence of authority of such Person or Persons to exercise the Option.

(c) At the time a Grantee exercises an Option or to the extent provided by the Committee in the applicable Award Agreement, in lieu of accepting payment of the Option Price of the Option and delivering the number of Shares of Common Stock for which the Option is being exercised, the Committee may direct that the Company either (i) pay the Grantee a cash amount, or (ii) issue a lesser number of Shares of Common Stock, in any such case, having a Fair Market Value on the Exercise Date equal to the amount, if any, by which the aggregate Fair Market Value (or such other amount as may be specified in the applicable Award Agreement, in the case of an exercise occurring concurrent with a Change in Control) of the Shares of Common Stock as to which the Option is being exercised exceeds the aggregate Option Price for such Shares, based on such terms and conditions as the Committee shall establish.

Section 7.

Stock Appreciation Rights

7.1. Grant of SARs. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person on a standalone basis or in tandem with an Option. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2. Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall specify the Grant Date, the Strike Price, the Term (which shall be ten (10) years from its Grant Date unless the Committee otherwise specifies a shorter period in the Award Agreement), the number of Shares to which the SAR pertains, the time or times at which such SAR shall be exercisable and such other provisions (including Restrictions) not inconsistent with the provisions of the Plan as shall be determined by the Committee.

7.3. Strike Price. The Strike Price of a SAR shall be determined by the Committee in its sole discretion; provided, however, that the Strike Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of the SAR.

7.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(a), or Section 13, SARs shall become vested and exercisable as follows:

(a) the SAR shall vest with respect to 20% of the Shares to which the SAR pertains on the first anniversary of the Grant Date;

(b) the SAR shall vest with respect to an additional 20% of the Shares to which the SAR pertains on the second anniversary of the Grant Date;

(c) the SAR shall vest with respect to an additional 20% of the Shares to which the SAR pertains on the third anniversary of the Grant Date;

(d) the SAR shall vest with respect to an additional 20% of the Shares to which the SAR pertains on the fourth anniversary of the Grant Date; and

(e) the SAR shall vest with respect to the remaining Shares to which the SAR pertains on the fifth anniversary of the Grant Date.

7.5. Exercise and Payment. Except as may otherwise be provided by the Committee in an Award Agreement, SARs shall be exercised by the delivery of a written notice to the Company, setting forth the number of whole Shares with respect to which the SAR is to be exercised. No payment of a SAR shall be made unless applicable tax withholding requirements have been satisfied in accordance with Section 17.1 or otherwise. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.6. Grant Limitations. The Committee may at any time impose any other limitations or Restrictions upon the exercise of SARs that it deems necessary or desirable in order to achieve desirable tax results for the Grantee or the Company.

Section 8.

Restricted Stock

8.1. Grant of Restricted Stock. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock to any Eligible Person in such amounts as the Committee shall determine.

8.2. Award Agreement. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Award, and such other provisions not inconsistent with the provisions of the Plan as the Committee shall determine. The Committee may impose such Restrictions on any Award of Restricted Stock as it deems appropriate, including time-based Restrictions, Restrictions based upon the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, Restrictions under applicable laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the foregoing.

8.3. Consideration for Restricted Stock. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

8.4. Vesting. Unless otherwise specified in the applicable Award Agreement, Section 5.3(b), or Section 13, a Restricted Stock Award shall become vested as follows:

(a) 20% of the Shares subject to the Restricted Stock Award shall vest on the first anniversary of the Grant Date;

(b) an additional 20% of the Shares subject to the Restricted Stock Award shall vest on the second anniversary of the Grant Date;

(c) an additional 20% of the Shares subject to the Restricted Stock Award shall vest on the third anniversary of the Grant Date;

(d) an additional 20% of the Shares subject to the Restricted Stock Award shall vest on the fourth anniversary of the Grant Date; and

(e) the remaining Shares subject to the Restricted Stock Award shall vest on the fifth anniversary of the Grant Date.

For purposes of calculating the number of Shares of Restricted Stock that vest as set forth above, Share amounts shall be rounded to the nearest whole Share amount, unless otherwise specified in the applicable Award Agreement.

8.5. Effect of Forfeiture. If Restricted Stock is forfeited, and if the Grantee was required to pay for such Shares of Restricted Stock, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (a) the amount paid by the Grantee for such Restricted Stock, and (b) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as administratively practical. Such Restricted Stock shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Stock.

8.6. Escrow; Legends. The Committee may provide that the certificates for any Restricted Stock (a) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes non-forfeitable or vested and transferable, or is forfeited and/or (b) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes non-forfeitable or vested and transferable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company’s transfer agent.

8.7. Stockholder Rights in Restricted Stock. Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. In the Committee’s discretion and as provided in the applicable Award Agreement, a Grantee may be entitled to dividends or dividend equivalents on an Award of Restricted Stock, which will be payable in accordance with the terms of such grant as determined by the Committee. Notwithstanding the foregoing, no dividends or dividend equivalents will be paid on unvested Awards of Restricted Stock while such Awards are subject to vesting restrictions; provided, however, that to the extent that any such Awards contain the right to receive dividends or dividends equivalents during the restricted period, such dividends or dividend equivalents will be accumulated and paid once (and to the extent that) the underlying Awards vest.

Section 9.

Restricted Stock Units

9.1. Grant of Restricted Stock Units. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Section 409A, the Committee, at any time and from time to time, may grant Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. A Grantee shall have no stockholder voting rights with respect to Restricted Stock Units.

9.2. Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions not inconsistent with the Plan as the Committee shall determine. The Committee may impose such Restrictions on Restricted Stock Units as it deems appropriate, including time-based Restrictions, Restrictions based on the achievement of specific Performance Goals, Restrictions based on the occurrence of a specified event, or restrictions under securities laws or pursuant to a regulatory entity with authority over the Company or a Subsidiary, and/or a combination of any of the foregoing.

9.3. Crediting Restricted Stock Units. The Company shall establish an account (“RSU Account”) on its books for each Eligible Person who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Grantee’s RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only, and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

(a) Crediting and Payment of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share on the payment date of such dividend or distribution; provided, however, that any Shares distributed as Dividend Equivalents with respect to Restricted Stock Units as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Stock Units. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Awards of Restricted Stock Units will only be paid, if at all, when and to the extent that the underlying Awards vest.

(b) Settlement of RSU Accounts. The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares underlying the Restricted Stock Units then credited to the Grantee’s RSU Account (or a specified portion in the event of any partial settlement); provided, however, that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit, as determined by the Committee. Unless otherwise provided in an Award Agreement, the Settlement Date for all Restricted Stock Units credited to a Grantee’s RSU Account shall be as soon as administratively practical following when Restrictions applicable to an Award of Restricted Stock Units (and any related Dividend Equivalents) have lapsed, but in no event shall such Settlement Date be later than March 15 of the Year following the Year in which the Restrictions applicable to an Award of Restricted Stock Units have lapsed. Unless otherwise provided in an Award Agreement, in the event of a Grantee’s Termination of Service prior to the lapse of such Restrictions, such Grantee’s Restricted Stock Units shall be immediately cancelled and forfeited to the Company.

Section 10.

Deferred Stock

10.1. Grant of Deferred Stock. Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person in such number, and upon such terms, as the Committee, at any time and from time to time, shall determine (including, to the extent allowed by the Committee, grants at the election of a Grantee to convert Shares to be acquired upon lapse of Restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock). A Grantee shall have no voting rights in Deferred Stock.

10.2. Award Agreement. Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the number of Shares underlying the Deferred Stock subject to an Award, the Settlement Date such Shares of Deferred Stock shall be settled and such other provisions as the Committee shall determine that are in accordance with the Plan and Code Section 409A.

10.3. Deferred Stock Elections.

(a) Making of Deferral Elections. If and to the extent permitted by the Committee, an Eligible Person may elect (a “Deferral Election”) at such times and in accordance with rules and procedures adopted by the Committee (which shall comport with Code Section 409A), to receive all or any portion of his salary, bonus and/or cash retainer (in the case of a director) (including any cash or Share-based Award, other than Options or

SARs) either in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary, bonus and/or cash retainer or other permissible Award to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such salary, bonus, cash retainer or other such Award would otherwise be paid in cash or distributed in Shares or pursuant to such other terms and conditions as the Committee may determine. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the deferrable amount subject to a Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

(b) Timing of Deferral Elections. An initial Deferral Election must be filed with the Company (pursuant to procedures established by the Committee) no later than December 31 of the Year preceding the Year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election shall be irrevocable as of the filing deadline, unless the Company has specified an earlier time at which it shall be irrevocable. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only and must be made at a time at which a subsequent Deferral Election is permitted.

(c) Subsequent Deferral Elections. A Deferral Election (other than an initial Deferral Election) made with respect to a Deferred Compensation Award must meet the timing requirements for a subsequent deferral election as specified in Treasury Regulation Section 1.409A-2(b).

10.4. Deferral Account.

(a) Establishment of Deferral Accounts. The Company shall establish an account (“Deferral Account”) on its books for each Eligible Person who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Grantee’s Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only, and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

(b) Crediting and Payment of Dividend Equivalents. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution; provided, however, that any Shares distributed as Dividend Equivalents with respect to Deferred Stock as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Deferred Stock. Notwithstanding anything herein to the contrary, Dividend Equivalents on unvested Awards of Deferred Stock will only be paid, if at all, when and to the extent that the underlying Awards vest.

(c) Settlement of Deferral Accounts. The Company shall settle a Deferral Account by delivering to the holder thereof (which may be the Grantee or his or her Beneficiary, as applicable) a number of Shares equal to the whole number of Shares of Deferred Stock then credited to the Grantee’s Deferral Account (or a specified portion in the event of any partial settlement); provided, however, that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall either be forfeited or distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share, as determined by the Committee. The Settlement Date for all Deferred Stock credited in a Grantee’s Deferral Account shall be determined in accordance with Code Section 409A and shall be specified in the applicable Award Agreement or Deferral Election. The Settlement Date for Deferred Stock, as may be permitted by the Committee in its discretion and as specified in the Award Agreement or Deferral Election, is limited to one or more of the following events: (i) a specified date within the meaning of Treasury Regulation Section 1.409A-3(i)(1), (ii) a Change in Control, (iii) the Grantee’s “separation from service” as provided in Treasury Regulation Section 1.409A-1(h), (iv) the Grantee’s death, (v) the Grantee’s Disability, or (vi) an “unforeseeable emergency” of the Grantee as provided in Treasury Regulation Section 1.409A-3(i)(3).

Section 11.

Performance Units, Other Share-Based or Cash-Based Awards.

11.1. Performance Units.

(a) Grant of Performance Units. Subject to and consistent with the provisions of the Plan, Performance Units may be granted to any Eligible Person in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Performance Units shall be evidenced by an Award Agreement in such form as the Committee may approve, which shall contain such terms and conditions not inconsistent with the provisions of the Plan as shall be determined by the Committee.

(b) Value/Performance Goals. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine the number or value of Performance Units that will be paid to the Grantee at the end of the Performance Period. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Performance Goals for Awards of Performance Units may be set by the Committee at threshold, target and maximum performance levels with the number or value of the Performance Units payable directly correlated to the degree of attainment of the various performance levels during the Performance Period. Unless otherwise provided in an Award Agreement, no payment shall be made with respect to a Performance Unit Award if the threshold performance level is not satisfied. If Performance Goals are attained between the threshold and target performance levels or between the target and maximum performance levels, the number or value of Performance Units under such Award shall be determined by linear interpolation, unless otherwise provided in an Award Agreement.

(c) Earning of Performance Units. Except as provided in Section 12, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to payment based on the level of achievement of Performance Goals set by the Committee and as described in Section 11.1(b). At the discretion of the Committee, the Award Agreement may specify that an Award of Performance Units is payable in cash, Shares, Restricted Stock or Restricted Stock Units.

11.2. Other Share-Based or Cash-Based Awards.

(a) The Committee is authorized to grant Awards to Grantees in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Committee shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and Performance Periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11.2 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Committee shall determine, subject to any required corporate action.

(b) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 13 of the Plan.

Section 12.

Dividends; Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards (other than Options and SARs), on such terms and conditions as the Committee shall determine in accordance with the Plan and Code Section 409A. Accrued Dividend Equivalents shall vest and be paid on the same terms as the Shares underlying the Award to which the Dividend Equivalents relate. Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or Dividend Equivalents while such Award remains unvested, such dividends or Dividend Equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 13.

Change in Control

13.1. Acceleration of Vesting. Unless otherwise provided in the applicable Award Agreement, upon the occurrence of (a) an event satisfying the Section 2.9 definition of “Change in Control” with respect to a particular Award, and (b) a Grantee’s Termination of Service by the Company without Cause or by the Grantee for Good Reason that occurs during the two (2)-year period immediately following such Change in Control event, such Award shall, as applicable, become vested, all Restrictions shall lapse and, for all Awards with respect to which the vesting or amount is based on the satisfaction or achievement of Performance Goals or other performance-based criteria, such Award shall become earned and vested and the Performance Goals and criteria shall be deemed to be achieved or fulfilled based on the performance achieved (as determined by the Committee), but prorated based on the elapsed proportion of the Performance Period as of the Termination of Service. The Committee may, in its discretion, include such further provisions and limitations with respect to a Change in Control in any Award Agreement as it may deem desirable.

13.2. Special Treatment in the Event of a Change in Control. In order to maintain the Grantee’s rights upon the occurrence of any event satisfying the Section 2.9 definition of “Change in Control” with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is made hereunder or any time thereafter: (a) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (b) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement): (x) cancel any outstanding unexercised Options or SARs (whether or not vested) that have an Option Price or Strike Price (as applicable) that is greater than the Change in Control Price (defined below); or (y) cancel any outstanding unexercised Options or SARs (whether or not vested) that have an Option Price or Strike Price (as applicable) that is less than or equal to the Change in Control Price in exchange for a cash payment of an amount equal to (A) the difference between the Change in Control Price and the Option Price or Strike Price (as applicable), multiplied by (B) the total number of Shares underlying such Option or SAR that are vested and exercisable at the time of the Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable. The “Change in Control Price” means the lower of (X) the per-Share Fair Market Value as of the date of the Change in Control, and (Y) the price paid per Share as part of the transaction which constitutes the Change in Control.

Section 14.

Non-United States Employees.

Without amending the Plan, the Committee may grant Awards to Eligible Persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 15.

Amendments and Termination

15.1. Amendment and Termination.

(a) Subject to Section 15.2, the Board may at any time amend, alter, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders; provided that (i) any amendment shall be subject to the approval of the Company’s stockholders if such approval is required by any federal or state law or regulation or any securities exchange or automated quotation system on which the Shares may then be listed or quoted and (ii) no Plan amendment or termination shall extend the exercise period for an Option or SAR beyond a date that is later than the earlier of the latest date upon which the Award could have expired by its original terms under any circumstances or the tenth (10th) anniversary of the original date of grant of the Award.

(b) Subject to Section 15.2, the Committee may amend the terms of any Award Agreement, prospectively or retroactively, in accordance with the terms of the Plan.

15.2. Previously Granted Awards. Except as otherwise specifically provided in the Plan (including Sections 3.2(k), 3.2(n), 5.5, 15.1 and this Section 15.2) or an Award Agreement, no termination, amendment or modification of the Plan shall adversely affect in any material respect any Award previously granted under the Plan or an Award Agreement without the written consent of the Grantee of such Award. Notwithstanding the foregoing, the Board or the Committee (as applicable) shall have the authority to amend the Plan and outstanding Awards to the extent necessary or advisable to account for changes in applicable law, regulations, rules or other written guidance without a Grantee’s consent.

Section 16.

Beneficiary Designation

Each Grantee under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successfully) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, the Grantee’s estate shall be the Grantee’s Beneficiary.

Section 17.

Withholding

17.1. Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or a SAR, upon the lapse of Restrictions on an Award or upon payment of any benefit or right under the Plan (the Exercise Date, the date such Restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may be required or may be permitted to elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes, by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of an Option or a SAR, upon the lapse of Restrictions on, or upon settlement of, any other Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iii) withholding from any compensation otherwise due to the Grantee.

The maximum amount of tax withholding upon exercise of an Option or a SAR or in connection with the settlement of any other Award to be satisfied by withholding Shares pursuant to Section 17.1(a)(iii) above shall not exceed the maximum individual statutory tax rate in a given jurisdiction (or such lower amount as may be necessary to avoid liability award accounting, or any other accounting consequence or cost – including in connection with the effectiveness of FASB Accounting Standards Update 2016-09 – as determined by the Committee, and in any event in accordance with Company policies and applicable law). An election by Grantee under this Section 17.1(a) is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares shall be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements, unless otherwise provided in the Award Agreement.

(b) Any Grantee who makes a Disqualifying Disposition or an election under Code Section 83(b) shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in Section 17.1(a).

(c) No Award shall be settled, whether in cash or in Shares, unless the applicable tax withholding requirements have been met to the satisfaction of the Committee.

17.2. Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option (if permitted under an Award Agreement), or the grant of Restricted Stock, makes the election permitted under Code Section 83(b) to include in such Grantee’s gross income in the year of transfer the amounts specified in Code Section 83(b), then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b). The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Section 18.

General Provisions

18.1. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware (regardless of its conflict of laws principles) and applicable federal laws, and without reference to any rules of construction regarding the party responsible for the drafting hereof. Venue shall be in, and jurisdiction of, the State or Federal Court (as may be appropriate) nearest to the Company’s then United States headquarters.

18.2. Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

18.3. Successors. All obligations of the Company under the Plan or any Award Agreement with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

18.4. Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award Agreement, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Subsidiary) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee, the Company or a Subsidiary of any applicable law or regulation.

18.5. Securities Law Compliance. If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any securities exchange or market upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations or other requirements of the SEC, any securities exchange or market upon which Shares are then listed, and any applicable securities law. If so requested by the Company, the Grantee shall make a written representation and warranty to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company an opinion of counsel, in form and substance satisfactory to the Company, that such registration is not required. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state, or foreign law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

If the Committee determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which any of the Company’s equity securities are listed, then the Committee may postpone any such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.6. Code Section 409A. To the extent applicable and notwithstanding any other provision of the Plan, the Plan and Award Agreements hereunder shall be administered, operated and interpreted in accordance with Code Section 409A, including any regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, that, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Grantee under Code Section 409A prior to the payment and/or delivery to such Grantee of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect (to the extent permissible under applicable law), that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A. The Company and its Subsidiaries make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Grantee (or his or her beneficiaries, as applicable) results in, or causes in any manner, the application of any adverse tax consequence under Code Section 409A or otherwise to be imposed, then the Grantee (or his or her Beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Subsidiaries shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Grantee (or his or her Beneficiaries, as applicable) for, any such adverse tax consequences. In the case of any Deferred Compensation

Award (in addition to Deferred Stock), the provisions of Section 10.4 relating to permitted times of settlement shall apply to such Award. If any Deferred Compensation Award is payable to a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)), then such payment, to the extent payable due to the Grantee’s Termination of Service and not otherwise exempt from Code Section 409A, shall not be paid before the date that is six (6) months after the date of such Termination of Service (or, if earlier, such Grantee’s death).

18.7. Mitigation of Excise Tax. Subject to the last sentence of this Section 18.7, if any payment or right accruing to a Grantee under the Plan (without the application of this Section 18.7), either alone or together with other payments or rights accruing to the Grantee from an Employer (“Total Payments”), would constitute a “parachute payment” (as defined in Code Section 280G), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Code Section 4999 or being disallowed as a deduction under Code Section 280G. The determination of whether any reduction in the rights or payments under the Plan is to apply shall be made by the Committee in good faith after consultation with the Grantee, and such determination shall be conclusive and binding on the Grantee. The Grantee shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. Unless otherwise provided in an Award Agreement or in an Employment Agreement, the foregoing provisions of this Section 18.7 shall apply with respect to any person only if, after reduction for any applicable federal excise tax imposed by Code Section 4999 and all state and federal taxes imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for all state and federal taxes, excluding any applicable federal excise tax imposed by Code Section 4999.

18.8. No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (except as provided in Section 8.7 with respect to Restricted Stock) that may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.

18.9. Awards Not Taken into Account for Other Benefits. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of an Employer, except as such plan shall otherwise expressly provide, or (b) any Employment Agreement between an Employer and the Grantee, except as such Employment Agreement shall otherwise expressly provide.

18.10. Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees as it may deem desirable.

18.11. No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Grantee or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

18.12. No Right to Continued Employment or Awards. No employee shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award. The grant of an Award shall not be construed as giving a Grantee the right to be retained in the employ of the Company or any Subsidiary or to be retained as a director of or consultant to the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time terminate the employment of a Grantee free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or an Employment Agreement, as applicable.

18.13. Military Service. Awards shall be administered in accordance with Code Section 414(u) and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14. Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine genders include the neuter gender. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control. All references to Sections herein are intended to be references to sections of the Plan, unless otherwise indicated.

18.15. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

18.16. Compensation Recoupment Policy. The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary.

18.17. Notice. Any notice or other communication required or permitted under the Plan must be in writing and must be delivered personally, sent by certified, registered, or express mail, or sent by overnight courier, at the sender’s expense. Notice will be deemed given (1) when delivered personally or, (2) if mailed, three days after the date of deposit in the United States mail or, (3) if sent by overnight courier, on the regular business day following the date sent. Notice to the Company should be sent to Power Solutions International, Inc. 201 Mittel Drive, Wood Dale, Illinois 60191, Attention: Chief Financial Officer. Notice to the Grantee should be sent to the address set forth on the Company’s records. Either party may change the address to which the other party must give notice under this Section 18.17 by giving the other party written notice of such change, in accordance with the procedures described above.

18.18. Plan Document Controls. This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

SCAN TO VIEW MATERIALS & VOTE wPOWER SOLUTIONS INTERNATIONAL, INC.201 MITTEL DRIVE VOTE BY INTERNET WOOD DALE, IL 60191 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveATTN: MATTHEW THOMAS Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/PSIX2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 13, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D86744-P75253 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYPOWER SOLUTIONS INTERNATIONAL, INC.The Board of Directors recommends you vote FOR the following:1. Election of Directors Nominees: For Against Abstain 1a. Fabrizio Mozzi ! ! ! For Against Abstain 1b. Shaojun Sun, Ph.D. 3. To approve, by non-binding advisory vote, the ! ! ! compensation of the Company’s named executive ! ! ! officers. 1c. Hong He ! ! ! 4. To approve the amendment and restatement of the Power ! ! ! Solutions International, Inc. 2012 Incentive Compensation 1d. Kenneth W. Landini Plan, to, among other things, extend the expiration date.! ! ! 1e. Lei Lei ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1f. Sidong Shao ! ! ! 1g. Frank P. Simpkins ! ! !The Board of Directors recommends you vote FOR the following proposals:2. Ratification of the appointment of BDO USA, LLP as the ! ! ! independent registered public accounting firm for the fiscal year ending December 31, 2022.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.D86745-P75253POWER SOLUTIONS INTERNATIONAL, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERSJULY 14, 2022The stockholder(s) hereby appoint(s) Matthew Thomas and June Gu, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Power Solutions International, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., Central Time on Thursday, July 14, 2022, at the www.virtualshareholdermeeting.com/PSIX2022, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPEContinued and to be signed on reverse side